                                                                    Exhibit 10.2

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                              NOVARTIS PHARMA AG

                                      AND

                              ORGANOGENESIS, INC.

                         SECURITIES PURCHASE AGREEMENT





                                 CONFIDENTIAL
                                 ------------

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                               TABLE OF CONTENTS

                                                                                                               Page
1.       Purchase and Sale of Securities........................................................................  1

     1.1          First Put Option Investment...................................................................  1
     1.2          Second Put Option Investment..................................................................  2
     1.3          Closings......................................................................................  2
     1.4          Rescission Notice.............................................................................  3
     1.5          Certain Adjustments to the Conversion Price...................................................  3
     1.6          Closings......................................................................................  4

2.       Closing Dates, Delivery................................................................................  4

     2.1          Closing Dates.................................................................................  4
     2.2          Delivery......................................................................................  4
     2.3          Further Assurances............................................................................  5

3.       Representations and Warranties of the Company..........................................................  5

     3.1          Organization, Good Standing and Qualification.................................................  5
     3.2          Capitalization and Voting Rights..............................................................  5
     3.3          Subsidiaries..................................................................................  7
     3.4          Authorization.................................................................................  7
     3.5          No Conflict...................................................................................  7
     3.6          Valid Issuance of the Securities and Underlying Shares........................................  8
     3.7          Indebtedness and Contractual Liabilities......................................................  8
     3.8          Governmental Consents.........................................................................  8
     3.9          Litigation....................................................................................  8
     3.10         Employees and Consultants.....................................................................  9
     3.11         Patents and Trademarks........................................................................  9
     3.12         Compliance with Other Instruments............................................................. 10
     3.13         Agreements; Action............................................................................ 10
     3.14         Registration Rights........................................................................... 11
     3.15         Title to Property and Assets.................................................................. 11
     3.16         Financial Statements.......................................................................... 11
     3.17         Employee Benefit Plans........................................................................ 12
     3.18         Tax Returns, Payments and Elections........................................................... 12
     3.19         Insurance..................................................................................... 13
     3.20         Labor Agreements and Actions.................................................................. 13
     3.21         Real Property Holding Corporation............................................................. 13
     3.22         Offering...................................................................................... 13
     3.23         Environmental Matters......................................................................... 13
     3.24         Securities Laws............................................................................... 14
     3.25         Licenses and Other Rights; Compliance with Laws............................................... 14
     3.26         Reliance...................................................................................... 15
     3.27         Absence of Certain Changes or Events.......................................................... 15
     3.28         No Undisclosed Liabilities.................................................................... 15

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
     3.29         Listing and Maintenance Requirements.......................................................... 15
     3.30         Form S-3 Eligibility.......................................................................... 15
     3.30         Form S-3 Eligibility.......................................................................... 15

4.       Representations and Warranties of the Investor......................................................... 16

     4.1          Authorization, Governmental Consents and Compliance with Other Instruments.................... 16
     4.2          Beneficial Ownership.......................................................................... 16
     4.3          Purchase Entirely for Own Account............................................................. 16
     4.4          Investment Experience......................................................................... 16
     4.5          Accredited Investor........................................................................... 16

5.       Conditions to Closings of Investor..................................................................... 17

     5.1          Representations and Warranties Correct........................................................ 16
     5.2          Covenants..................................................................................... 17
     5.3          Compliance Certificate........................................................................ 17
     5.4          Legal Opinion................................................................................. 17
     5.5          Certification of Resolutions and Officers..................................................... 18
     5.6          Organizational Documents...................................................................... 18
     5.7          Good Standing Certificates.................................................................... 18
     5.8          Rights Agreement.............................................................................. 18
     5.9          No Voluntary Bankruptcy....................................................................... 18
     5.10         Additional Closing Conditions................................................................. 19
     5.11         Preferred Stock Issuance Conditions........................................................... 20
     5.12         Convertible Notes Issuance Conditions......................................................... 21
     5.13         Public Company................................................................................ 21
     5.13         Public Company................................................................................ 21

6.       Conditions to Closings of the Company.................................................................. 21

     6.1          Representations and Warranties Correct........................................................ 21

7.       Mutual Conditions of Closings.......................................................................... 21

     7.1          Qualifications................................................................................ 21
     7.3          License and Supply Agreement.................................................................. 21
     7.4          ***........................................................................................... **

     7.5          Registration Statement and Supplement......................................................... 22

8.       ***.................................................................................................... 22

9.       Additional Covenants and Agreements.................................................................... 23

     9.1          HSR Filing.................................................................................... 23
     9.2          Availability of Common Stock.................................................................. 23
     9.3          American Stock Exchange Listing............................................................... 23

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
     9.4          Conduct of Business........................................................................... 23
     9.5          Registration Statement; Prospectus Supplement to the Registration Statement................... 24
     9.6          1996 Stock Purchase Agreement................................................................. 24
     9.7          Exchange Act Registration..................................................................... 24
     9.8          Conversion Obligations of the Company......................................................... 24
     9.9          Registration Rights Agreement................................................................. 25
     9.11         Additional Representations and Warranties..................................................... 25
     9.12         Annual Inspections............................................................................ 25
     9.13         Stockholder Vote.............................................................................. 25
     9.14         No Modification of Existing Debt.............................................................. 26

10.      Miscellaneous.......................................................................................... 26

     10.1         Survival of Warranties........................................................................ 26
     10.2         Indemnification............................................................................... 26
     10.3         Remedies...................................................................................... 27
     10.4         Successors and Assigns........................................................................ 27
     10.5         Entire Agreement.............................................................................. 27
     10.6         Governing Law and Consent to Jurisdiction..................................................... 27
     10.7         Counterparts.................................................................................. 28
     10.8         Titles and Subtitles.......................................................................... 28
     10.9         Nouns and Pronouns............................................................................ 28
     10.10        Notices....................................................................................... 28
     10.11        Finder's Fee.................................................................................. 29
     10.12        Expenses...................................................................................... 29
     10.13        Amendments and Waivers........................................................................ 29
     10.14        Severability.................................................................................. 29
     10.15        Confidentiality and Publicity................................................................. 30
     10.16        Definitions................................................................................... 30
     10.17        Exchanges; Lost, Stolen or Mutilated Certificates............................................. 35

11.      Termination............................................................................................ 36

Exhibit A         Form of 7% Subordinated Convertible Notes

Exhibit B         Form of Certificate of Designations for Series D Convertible
                  Redeemable Preferred Stock

Exhibit C         Form of Opinion of Counsel to the Company

Exhibit D         Form of Officer's Certificate of Company

Exhibit E         Form of Registration Rights Agreement

Annex A           Confidential Treatment

Annex B           Form of Press Release

                                      iii
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                         SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of the 23rd day of February, 2001, (the "Effective Date") by and between Novartis Pharma AG ("Novartis" or the "Investor"), a corporation organized under the laws of Switzerland, with its principal place of business at Lichtstrasse 35, CH-4002, Basel, Switzerland, and Organogenesis, Inc., (the "Company"), a Delaware corporation with its principal place of business at 150 Dan Road, Canton, Massachusetts 02021, USA.



THE PARTIES HEREBY AGREE AS FOLLOWS:



1. Purchase and Sale of Securities. Subject to the terms and conditions hereof, the Company will issue and sell, and the Investor will buy from the Company, up to an aggregate amount of $20,000,000 of (i) the Company's 7% Subordinated Convertible Notes in substantially the form attached hereto as Exhibit A (the "Convertible Notes"), if and to the extent that the Convertible Notes Issuance Conditions (as set forth in Section 5.12) are satisfied or (ii) shares of the Company's Series D Convertible Redeemable Preferred Stock, par value $0.001 per share, containing the rights, preferences and other terms in the Certificate of Designations attached hereto as Exhibit B (the "Certificate of Designations" and such stock, the "Preferred Stock"), if and to the extent that the Preferred Stock Issuance Conditions (as set forth in Section 5.11) are satisfied. To the extent the Convertible Notes or the Preferred Stock are issued and sold pursuant to the terms of this Agreement at any Closing (as defined below), the Convertible Notes and/or the Preferred Stock are hereinafter referred to as "Securities."


     1.1  First Put Option Investment.


          (a) At anytime after the date hereof and prior to December 31, 2003, *** the Company, at its option (the "First Put Option"), may propose to sell Securities to the Investor, and the Investor will buy such Securities, for a purchase price of, at the Company's election, either (i) $20,000,000 in cash in U.S. dollars or (ii) $10,000,000 in cash in U.S. dollars (the "First Put Option Purchase Price"). The First Put Option Notice shall state the First Put Option Purchase Price. The date upon which such Securities will be sold (the "First Put Option Closing") shall be as determined in Section 2.1 hereof. Subject to the satisfaction of the conditions listed in Section 5, Section 6 and
Section 7, if the First Put Option Notice states that the First Put Option Purchase Price shall be (i) $20,000,000, the Securities to be issued at the First Put Option Closing shall be either (A) 20,000 shares of Preferred Stock or
(B) Convertible Notes in aggregate principal amount of $20,000,000 or (ii) $10,000,000, the Securities to be issued at the First Put Option Closing shall be either (A) 10,000 shares of Preferred Stock or (B) Convertible Notes in aggregate principal amount of $10,000,000.


          (b) If the First Put Option Closing does not occur on or prior to December 31, 2003 (other than by reason of a material breach by the Investor of its obligations hereunder),

                                       1
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pursuant to this Section 1.1, then the Investor shall not be required to pay any sum to the Company pursuant to this Section 1.1.


     1.2  Second Put Option Investment.


          (a) Provided that the Company elected the First Put Option Purchase Price to be $10,000,000 in a First Put Option Notice and the sale of Securities pursuant to such notice was consummated, at anytime after the expiration of three (3) months after the First Put Option Closing and prior to December 31, 2003, *** the Company, at its option (the "Second Put Option"), may propose to sell Securities to the Investor, and the Investor will buy such Securities, for a purchase price of $10,000,000 (the "Second Put Option Purchase Price") in cash in U.S. dollars. The date upon which such Securities will be sold (the "Second Put Option Closing") shall be as determined in Section 2.1 hereof. Subject to the satisfaction of the conditions listed in Section 5, Section 6 and Section 7, the Securities to be issued at the Second Put Option Closing shall be either (i) 10,000 shares of Preferred Stock or (ii) Convertible Notes in aggregate principal amount of $10,000,000.


          (b) If the Second Put Option Closing does not occur on or prior to December 31, 2003 (other than by reason of a material breach by the Investor of its obligations hereunder), pursuant to this Section 1.2, then the Investor shall not be required to pay any sum to the Company pursuant to this Section 1.2.


     1.3  Conversion Price; Adjustments; Number of Common Shares Issuable.


          (a) The "Conversion Price" per share of Underlying Shares for purposes of Section 5.4 of the Convertible Notes and the Certificate of Designations shall mean (i) *** .


          (b) (i) If on or after the date of the First Put Option Notice and on or prior to the First Put Option Closing the outstanding shares of Common Stock shall be changed into a different number of shares by reason of any reclassification, recapitalization, split-up, combination or exchange of shares, or any dividend payable in stock or other securities shall be declared thereon with a record date or effective date during such period, or any similar event shall occur (any such action, a "First Period Adjustment Event"), then the per share closing prices of Common Stock during the First Put Option Measurement Period, shall be adjusted to provide to the Investor the same economic effect as contemplated by this Agreement prior to such First Period Adjustment Event and
(ii) if on or after the date of the Second Put Option Notice and on or prior to the Second Put Option Closing the outstanding shares of Common Stock shall be changed into a different number of shares by reason of any reclassification, recapitalization, split-up, combination or exchange of shares, or any dividend payable in stock or other securities shall be declared thereon with a record date or effective date during such period, or any similar event shall occur (any such action, a "Second Period Adjustment Event"), then the per share closing prices of Common Stock during the Second Put Option Measurement Period, shall be adjusted to provide to the Investor the same economic effect as contemplated by this Agreement prior to such Second Period Adjustment Event.

                                       2
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     1.4  Rescission Notice.


          (a) The Company may provide notice (the "Rescission Notice"), made pursuant to Section 10.10 of this Agreement, to the Investor at any time following the delivery by the Company of a Put Option Notice and prior to 75 days (or 30 days in the event a Put Option Notice is given after September 30, 2003) following the delivery of such Put Option Notice of the Company's intention to rescind such Put Option Notice. In the event of delivery of a Rescission Notice made pursuant to this Agreement no sale of Securities shall occur in respect of the Put Option Notice relating to which such Rescission Notice was delivered.


          (b) The delivery of a Rescission Notice by the Company shall not prohibit the Company from delivering another Put Option Notice if otherwise permitted by this Agreement. ***


     1.5  Certain Adjustments to the Conversion Price; Number of Shares
Issuable.

          (a) If, from the date of delivery of a First Put Option Notice until the First Put Option Closing, the Company sells, contracts to sell, sells any option or contract to purchase, or otherwise transfers or disposes of, any shares of Common Stock or any other security convertible into shares of Common Stock ("Third Party Securities") to a third party (a "Third Party Sale") at a price per share (the "Third Party Sale Price") less than the then current market price per share of Common Stock at the closing of such Third Party Sale (the "Third Party Sale Market Price"), then the Conversion Price shall be adjusted to reflect such Third Party Sale, provided, however, that such adjustment shall be
                               --------  -------
limited to so much of the First Put Option Purchase Price as is equal to the aggregate proceeds of the Third Party Securities sold in such Third Party Sale (the "First Put Option Third Party Proceeds") and further provided, that such
                                                  ----------------
adjustment yields a result more favorable to the Investor. Subject to such limitation and as further limited in Section 1.5(d) below, the Conversion Price(subject to further adjustment pursuant to the terms of this Agreement) shall equal the product of the First Put Option Adjusted Discount multiplied by the First Put Option Average Closing Price. The "First Put Option Adjusted Discount" shall equal the sum of (1) (x) the quotient obtained by dividing the First Put Option Third Party Proceeds by the First Put Option Purchase Price multiplied by (y) the Third Party Discount and (2) (x) the quotient obtained by dividing (A) the remainder obtained by subtracting the First Put Option Third Party Proceeds from the First Put Option Purchase Price by (B) the First Put Option Purchase Price multiplied by (y) the quotient obtained by dividing (A) the Conversion Price as otherwise calculated pursuant to the terms of this Agreement by (B) First Put Option Average Closing Price.


          (b) If, from the date of delivery of a Second Put Option Notice until the Second Put Option Closing, a Third Party Sale occurs then the Conversion Price shall be adjusted to reflect such Third Party Sale, provided, however,
                                                          --------  -------
that such adjustment shall be limited to so much of the Second Put Option Purchase Price as is equal to the aggregate proceeds of the Third Party Securities sold in such Third Party Sale (the "Second Put Option Third Party Proceeds") and provided further that such adjustment yields a result more
               -------- -------
favorable to the Investor. Subject to such limitation and as further limited in
Section 1.5(d) below, the Conversion Price shall (subject
                                       3
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to further adjustment pursuant to the terms of this Agreement) equal the product of the Second Put Option Adjusted Discount multiplied by the Second Put Option Average Closing Price. The "Second Put Option Adjusted Discount" shall equal the sum of (1) (x) the quotient obtained by dividing the Second Put Option Third Party Proceeds by the Second Put Option Purchase Price multiplied by (y) the Third Party Discount and (2) (x) the quotient obtained by dividing (A) the remainder obtained by subtracting the Second Put Option Third Party Proceeds from the Second Put Option Purchase Price by (B) the Second Put Option Purchase Price multiplied by (y) the quotient obtained by dividing (A) the Conversion Price as otherwise calculated pursuant to the terms of this Agreement by (B) Second Put Option Average Closing Price.


     (c) The "Third Party Discount" shall mean the quotient obtained by dividing (1) the Third Party Sale Price by (2) the Third Party Sale Market Price for each such Third Party Sale.


     (d) For purposes of this Section 1.5, a Third Party Sale shall not include any grant or exercise of options or other securities under the Company's: (i) 1999 Nonqualified Stock Option Plan; (ii) 1995 Stock Option Plan, as amended;
(iii) 1986 Stock Option Plan, as amended; (iv) 1994 Director Stock Option Plan, as amended; (v) 1991 Director Stock Option Plan, as amended; (vi) 1991 Employee Stock Purchase Plan; or (vii) any equivalent plan hereinafter approved and adopted by the Board of Directors of the Company and, if necessary, the stockholders of the Company.


     1.6 Closings. The First Put Option Closing and the Second Put Option Closing shall be individually referred to as a "Closing" and collectively referred to as "Closings." The Closings of purchase and sale of the Securities to be sold and purchased shall occur at a time mutually agreeable to the parties hereto on the Closing Dates (as defined in Section 2.1) at Dewey Ballantine LLP, New York, New York.


2.   Closing Dates, Delivery.


     2.1 Closing Dates. Unless this Agreement shall have been terminated and the transactions contemplated herein shall have been abandoned pursuant to
Section 11 hereof, (i) the First Put Option Closing shall occur on or prior to the second business day after the satisfaction or waiver of all of the conditions to the First Put Option Closing (other than those conditions that by their nature are to be satisfied at the First Put Option Closing, but subject to the satisfaction or waiver of those conditions) and (ii) the Second Put Option Closing shall occur on or prior to the second business day after the satisfaction or waiver of all of the conditions to the Second Put Option Closing (other than those conditions that by their nature are to be satisfied at the Second Put Option Closing, but subject to the satisfaction or waiver of those conditions). The "First Put Option Closing Date" shall be the date the First Put Option Closing occurs and the "Second Put Option Closing Date" shall be the date the Second Put Option Closing occurs. The First Put Option Closing Date and the Second Put Option Closing Date shall be individually referred to as a "Closing Date" and collectively referred to as "Closing Dates."


     2.2 Delivery. At each Closing, the Company will issue and deliver to the Investor the Securities applicable to such Closing, registered in the Investor's name, against payment of the

                                       4
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First Put Option Purchase Price or Second Put Option Purchase Price, as
applicable, by cashier's check in New York clearing house funds payable to the Company, or by wire transfer of same day funds per the Company's wiring instructions. The Company will also make all such deliveries as are contemplated by Section 5 of this Agreement.


     2.3 Further Assurances. The Company and the Investor hereby covenant and agree, without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and take any such other action as may be reasonably necessary to carry out the intent and purposes of this Agreement.



3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:


     3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and corporate authority to own and operate its properties and assets, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement, the Convertible Notes, the Certificate of Designations, the Amendment V to the License and Supply Agreement (as defined in Section 7.3) and the Registration Rights Agreement (as defined in Section 10.16) (collectively, the "Transaction Documents"), to sell the Securities and the shares of Common Stock issuable upon conversion of the Securities ("Underlying Shares") and to carry out the other transactions contemplated by the Transaction Documents. The Company and each of its Subsidiaries are qualified to transact business and are in good standing in each jurisdiction in which the failure to be so qualified would have, or could reasonably be expected to have, a material adverse effect on the business, properties, operations, prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has delivered to the Investor true, correct and complete copies of the Company's Restated Certificate of Incorporation, as amended (the "Certificate") and the Company's By-laws in effect on the date hereof. Neither the Company nor any Subsidiary has taken any action that conflicts with, constitutes a default under, or results in a violation of, any provision of a certificate of incorporation or by-law.


     3.2  Capitalization and Voting Rights.


          (a) The authorized capital of the Company as of the date hereof consists of (i) 80,000,000 shares of Common Stock of which 34,469,459 shares are duly authorized, validly issued and outstanding, fully paid and nonassessable and 250,000 shares are held in treasury and (ii) 1,000,000 shares of preferred stock of which none are issued and outstanding. Immediately prior to the Closing of the issuance of Preferred Stock, 20,000 shares of Series D Convertible Redeemable Preferred Stock shall be authorized.


          (b) Except as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 (the "10-K"), the definitive proxy statement for the 2000 Annual

                                       5
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Meeting of the stockholders of the Company (the "Definitive Proxy"), the
Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2000, June 30, 2000 and September 30, 2000, (the "10-Qs" and, together with the 10-K and Definitive Proxy, collectively, the "Company's Public Filings") or in
Section 3.2(b) of the Disclosure Schedule, there are: (i) no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements pursuant to which the Company is or may become obligated to issue, sell or repurchase any shares of its capital stock or any other securities of the Company; (ii) no restrictions on the transfer of capital stock of the Company imposed by the Certificate or By-laws of the Company, or any agreement to which the Company is a party; (iii) no cumulative voting rights for any of the Company's capital stock; (iv) no registration rights under the Securities Act of 1933, as amended (the "Securities Act") with respect to shares of the Company's capital stock; and (v) to the Company's knowledge and belief, no options or other rights to purchase shares of capital stock from shareholders of the Company granted by such shareholders. The Company has reserved up to 9,583,539 shares of its Common Stock for the issuance of Common Stock pursuant to the exercise of outstanding options, convertible debentures and warrants or options to be granted in the future under its (i) 1999 Nonqualified Stock Option Plan; (ii) 1995 Stock Option Plan, as amended; (iii) 1986 Stock Option Plan, as amended; (iv) 1994 Director Stock Option Plan, as amended; (v) 1991 Director Stock Option Plan, as amended; (vi) 1991 Employee Stock Purchase Plan, as amended; (vii) 7% Convertible Notes and (viii) warrants to purchase shares of Common Stock issued pursuant to the Securities Purchase Agreement, dated March 30, 1999, between the Company and the purchasers thereof.


          (c) Except as set forth in the Company's Public Filings or in Section 3.2(c) of the Disclosure Schedule, the Company is not a party to or is not subject to any agreement or understanding relating to, and to the Company's knowledge there is no agreement or understanding between any persons and/or entities which affects or relates to, the voting of shares of capital stock of the Company, or obligations of the Company to make any capital contribution to or other investment in any other person or the giving of written consents by a shareholder or director of the Company.


          (d) The outstanding shares of Common Stock, including without limitation the Common Stock comprising the Company's treasury stock, are all duly authorized, validly issued and outstanding, fully paid and nonassessable, free from any "Encumbrances" (other than restrictions contained in agreements to which the Company is not a party), as defined in Section 10.16 of this Agreement, and were issued in compliance with all applicable laws.


          (e) The relative rights, preferences and other terms relating to the Convertible Notes and the Preferred Stock are set forth in the Form of Convertible Notes (attached hereto as Exhibit A) and the Certificate of Designations (attached hereto as Exhibit B), respectively, and such rights and preferences are valid and enforceable under Delaware law.


          (f) Except as set forth in Section 3.2(f) of the Disclosure Schedule, there are no restrictions on the transfer of capital stock of the Company imposed by any order of any court or any governmental agency to which the Company is subject, or any statute other than those imposed by relevant state and federal securities laws.

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     3.3  Subsidiaries.


          (a)    Except as set forth in the Company's Public Filings or in
Section 3.3(a) of the Disclosure Schedule, the Company has never owned and does not presently own or control, directly or indirectly, any other corporation, association, or other business entity and has never owned or controlled and does not currently own or control, directly or indirectly, any capital stock or other ownership interest, directly or indirectly, in any corporation, association, partnership, trust, joint venture or other entity. Each of the Company's Subsidiaries is duly organized and existing under the laws of its jurisdiction or organization and is in good standing under such laws.


          (b) All the outstanding shares of capital stock of each Subsidiary are validly issued, fully paid and nonassessable, and are owned by the Company free and clear of any Encumbrance.


          (c) There are no options, warrants, convertible securities, or other rights, agreements, arrangements or commitments of any character relating to the capital stock of any Subsidiary.


          (d) No Subsidiary is a member of (nor is any part of its business conducted through) any partnership, nor is it a participant in any joint venture or similar arrangement.


          (e) There are no voting trusts, shareholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any shares of capital stock of or any other interests in any Subsidiary.


     3.4 Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of the Transaction Documents, the performance of all obligations of the Company thereunder and the authorization, issuance and delivery of the Securities and Underlying Shares to be sold thereunder, has been taken or will be taken prior to each Closing. Each of the applicable Transaction Documents has been (or, if such Transaction Document is to be delivered at any Closing, will be at any Closing) duly executed and delivered by the Company and constitutes (or will constitute at any Closing, if such Transaction Document is to be delivered at such Closing) a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights. As of the date hereof, no vote of the shareholders of the Company is required to effect the First Put Option or the Second Put Option.


     3.5 No Conflict. The execution, delivery and performance of the Transaction Documents, the compliance with the provisions thereof and the consummation of the transactions contemplated thereby by the Company, do not and will not:

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          (a)    violate any provision of law, statute, ordinance, rule or
regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body;


          (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Company is a party or under which the Company or any of its assets is bound or affected, (ii) the Company's Certificate, or (iii) the By-laws of the Company; or


          (c) result in the creation of any Encumbrance upon any of the Securities or Underlying Shares or on any of the properties or assets of the Company or any Subsidiary.


     3.6 Valid Issuance of the Securities and Underlying Shares. When issued, sold and delivered in accordance with the terms of the applicable Transaction Document for the consideration expressed therein, the Securities and the Underlying Shares will be validly issued and outstanding, fully paid and nonassessable, and, except as set forth in Section 3.6 of the Disclosure Schedule, not subject to any preemptive rights, rights of first refusal or other similar rights imposed by the Company.


     3.7 Indebtedness and Contractual Liabilities. Except as set forth in the Company's Public Filings or Section 3.7 of the Disclosure Schedule, neither the Company nor its Subsidiaries have incurred any unpaid indebtedness for money borrowed or any other contractual liabilities in excess of $500,000 individually, or $1,000,000 in the aggregate.


     3.8 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents, (i) other than filing pursuant to the Hart-Scott-Rodino Premerger Notification Act ("HSR Act"), if applicable and (ii) except for registration or qualification, or taking such action to secure exemption from such registration or qualification, of the Securities and Underlying Shares (and all other securities to be sold by the Company) under applicable state or federal securities laws, which actions, in each case, shall be taken, by and at the expense of the Company (subject to Section 10.12), on a timely basis as may be required.


     3.9 Litigation. Except as set forth in Section 3.9 of the Disclosure Schedule, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any Subsidiary which questions the validity of the Transaction Documents or the right of the Company to enter into the Transaction Documents, or to consummate the transactions contemplated thereby, or which reasonably would be expected to have, either individually or in the aggregate, a Material Adverse Effect, or result in any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing; and there are no legal actions or investigations pending or, to the Company's

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knowledge, threatened involving the employment by or with the Company or any
Subsidiary of any of the Company's current or former employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers or alleging a violation of any federal, state or local statute or common law relationship with the Company. The Company is not a party to any order, writ, injunction, judgment or decree of any court.


     3.10 Employees and Consultants. Except as set forth in Section 3.10 of the Disclosure Schedule:


          (a) None of the employees of the Company is obligated under any contract (including licenses, covenants or contracts of any nature) or other agreement, or subject to any other restriction of any kind, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any material contract, covenant or instrument under which any of such employees is now obligated.


          (b) Each employee of, or major consultant to, the Company, who has or is proposed to have access to confidential or proprietary information of the Company, is a signatory to, and is bound by, an agreement with the Company relating to (i) noncompetition, nondisclosure, proprietary information and assignment of patent, copyright and other intellectual property rights, (ii) use of such employee's or major consultant's best efforts to promote the business of the Company and (iii) the absence of any contract or other restriction that would interfere with the use of such employee's or major consultant's best efforts to promote the business of the Company.


          (c) No employee of, or consultant to, the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement including, but not limited to, those matters relating to
(i) the relationship of any such employee or consultant with the Company or to any other party as a result of the nature of the Company's business as currently conducted, or (ii) unfair competition, trade secrets or proprietary information.


     3.11 Patents and Trademarks. (a) Except as set forth in the Company's Public Filings or in Section 3.11 of the Disclosure Schedule, there are no outstanding options, licenses, or agreements of any kind relating to the Company's patents, service marks, trademarks, copyrights, trade secrets, proprietary rights or other intellectual property (hereinafter collectively the "Intellectual Property"); nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity. To the best of the Company's knowledge, all of its Intellectual Property was validly obtained and free from any impediments.

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          (b)   The Company has not received any written communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the Intellectual Property of any other person or entity.


     3.12 Compliance with Other Instruments.


          (a) The Company is not in violation or default of any provisions of the Certificate or the Company's By-laws.


          (b) Except as set forth in Section 3.12 of the Disclosure Schedule, the Company is not in violation or default of any instrument, judgment, order, writ or decree.


     3.13 Agreements; Action.


          (a) Except for agreements explicitly contemplated hereby and as set forth in the Company's Public Filings or in Section 3.13(a) of the Disclosure Schedule, there are no agreements, understandings, transactions or proposed transactions between the Company and any of its officers, directors, or Affiliates, or any Affiliate thereof of a nature required to be disclosed pursuant to the provisions of Regulation S-K.


          (b)   Except as set forth in the Company's Public Filings or in
Section 3.13(b) of the Disclosure Schedule, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) made any loans or advances to any Person, other than ordinary advances to employees for travel expenses, or
(iii) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.


          (c) The Company has not admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other laws of the United States or any other jurisdiction.


          (d)   Except as set forth in the Company's Public Filings or in
Section 3.13(d) of the Disclosure Schedule, the Company is in compliance with all obligations, agreements and conditions contained in any evidence of indebtedness or any loan agreement or other contract or agreement (whether or not relating to indebtedness) to which the Company is a party or to which it is subject (collectively, the "Obligations"), the lack of compliance with which could afford to any person the right to (i) accelerate any indebtedness or (ii) terminate any right or agreement of the Company, the termination of which would have a Material Adverse Effect. To the best of the Company's knowledge and belief, all other parties to such Obligations are in compliance with the terms and conditions of such Obligations.

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     3.14  Registration Rights.  Except as provided in the Company's Public
Filings or in Section 3.14 of the Disclosure Schedule, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.


     3.15 Title to Property and Assets. The Company has good, legal and merchantable title to all of its assets, including all properties and assets reflected on its September 30, 2000 Balance Sheet, free and clear of all liens, claims, restrictions or encumbrances, except those assets disposed of since the date of such Balance Sheet in the ordinary course of business, none of which either alone or in the aggregate are material, either in nature or amount, to the business of the Company. All machinery and equipment included in such properties which are material to the business of the Company are in good condition and repair, and each lease of real or personal property to which the Company is a party is fully effective, affords the Company peaceful and undisturbed possession of the subject matter of the lease, and is free of any liens, claims, restrictions or Encumbrances. Each such lease constitutes a valid and binding obligation of, and is enforceable in accordance with its terms against, the respective parties thereto. Except as provided in the Company's Public Filings or in Section 3.15 of the Disclosure Schedule, with respect to the property and assets it leases, the Company is in all respects in compliance with such leases, has not received notice of any allegations that it is in default thereunder in any respect and holds a valid leasehold interest free of any Encumbrances.

     3.16  Financial Statements.  (a) The Company has delivered to the Investor
(i) the 10-K containing its audited financial statements (Balance Sheets, Statements of Operations, Statements of Shareholder's Equity and Statements of Cash Flow) at December 31, 1998 and 1999 and for the fiscal years then ended (the "Audited Financial Statements"); and (ii) the 10-Qs containing unaudited financial statements for the first, second and third quarters of 2000 (collectively with the Audited Financial Statements, the "Financial Statements"). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles and practices as in effect from time to time and applied on a consistent basis throughout the periods indicated ("GAAP") and fairly present the financial condition and consistent operating results of the Company as of the dates, and for the periods, indicated therein. The Company maintains and consistently applies and will continue to maintain and consistently apply a standard system of accounting established and administered in accordance with GAAP; provided, however, that
                                                      --------  -------
prior financial statements may be restated as a result of the adoption of Staff Accounting Bulletin N. 101 of the SEC and compliance with other GAAP mandated accounting standards enacted after the date hereof.

     Since September 30, 2000, the Company has filed all required reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) with the SEC ("Company SEC Documents"). As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Documents, and no Company SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they

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were made, not misleading. The financial statements of the Company included in
Company SEC Documents complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     (b) Except as set forth in Section 3.16(b) of the Disclosure Schedule, since September 30, 2000, the Company has conducted its business in the ordinary course, and there has not been any material adverse change in the financial condition or operations of the Company. Except as set forth in Section 3.16(b) of the Disclosure Schedule, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.17 Employee Benefit Plans. Except as set forth in Section 3.17 of the Disclosure Schedule, there are no "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") maintained by the Company or any Subsidiary or any stock purchase plan, stock option plan, fringe benefit plan, bonus plan or any other deferred compensation agreement, plan, practice or pending arrangement sponsored, maintained or to which contributions are made by the Company or any Subsidiary by or on behalf of current or former employees of the Company, their dependents or any other party. All employee benefit plans sponsored by the Company have been administered and enforced in accordance with their terms, and no actions, suits, investigations or other disputes are pending (other than routine claims for benefits in the ordinary course) or, to the Company's knowledge, threatened with respect to any employee benefit plan or employee pension benefit plan and the Company has no knowledge of any facts which could give rise to any such actions, suits, investigations or other disputes. Other than as set forth in the Company's Public Filings or as set forth in Section 3.17 of the Disclosure Schedule, the Company has no current plans to substantially alter the benefits or coverage available under any of the employee benefit, employee pension benefit or other plans, arrangements or practices referred to above, and the Company has retained the right to amend, modify or terminate any such plan, arrangement or practice.

     3.18  Tax Returns, Payments and Elections. (a) Except as set forth in
Section 3.18(a) of the Disclosure Schedule, the Company has filed all tax returns and reports as required, and within the time prescribed by law, including without limitation, all federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns, payroll tax returns and other tax returns or reports required to be filed by it. These returns and reports are true and correct in all material respects. The Company has paid or made provision for the payment of all accrued and unpaid taxes and other charges to which the Company is subject and which are not currently due and payable. The Company has not made

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any elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a Material Adverse Effect.

           (b)  Except as set forth in Section 3.18(b) of the Disclosure
Schedule: (i) the federal income tax returns of the Company have never been audited by the Internal Revenue Service, and the Company has not agreed to an extension of the statute of limitations with respect to any of its tax years and
(ii) neither the Internal Revenue Service nor any other taxing authority is now asserting, nor is threatening to assert, against the Company any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith; nor does such deficiency or claim or basis for such deficiency or claim exist.

     3.19 Insurance. The Company has in full force and effect fire, casualty and liability insurance policies, with coverage, in the case of property insurance, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and in the case of casualty and liability insurance, in amounts customary and adequate for businesses similar to the business of the Company.

     3.20 Labor Agreements and Actions. (a) Except as set forth in Section 3.20(a) of the Disclosure Schedule: (i) the Company does not have any collective bargaining agreements covering any of its employees, nor is the Company bound by or subject to (and none of its assets or properties is bound by or subject to any written or oral, express or implied, contract, commitment or arrangement with any labor union and (ii) the Company has no present intention to terminate the employment of any of the officers or employees of the Company, other than such terminations as could not reasonably be expected to have a Material Adverse Effect.

           (b)  Except as set forth in Section 3.20(b) of the Disclosure
Schedule: (i) no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company, (ii) to the knowledge of the Company, there is no (A) strike or other labor dispute involving the Company pending or threatened or (B) labor organization activity involving its employees, in each case, which could have a Material Adverse Effect (as the Company's business is presently conducted and as it is proposed to be conducted) and (iii) the Company is not aware that any officer or key employee, or that any group of key employees, intend to terminate their employment with the Company.

     3.21 Real Property Holding Corporation. The Company is not, and has not been at any time, a United States real property holding corporation as defined in Section 897 of the Code.

     3.22 Offering. The offer, sale and issuance of the Securities and Underlying Shares to be issued in conformity with the terms of Transaction Documents constitute transactions which are in full compliance with all applicable laws. The offer, sale and issuance of the Convertible Notes and the Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act.

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     3.23  Environmental Matters.  (a) The Company is not in violation of any
Environmental Law (as hereinafter defined) and, to its knowledge, no material expenditures are or will be required in order to comply with any Environmental Law. As used in this Agreement, "Environmental Law" shall mean any applicable federal, state and local law, ordinance, rule or regulation that regulates, fixes liability for, or otherwise relates to, the handling, use (including use in industrial processes, in construction, as building materials, or otherwise), treatment, storage and disposal of hazardous and toxic wastes and substances, and to the discharge, leakage, presence, migration, actual Release (as hereinafter defined) or threatened Release (whether by disposal, a discharge into any water source or system or into the air, or otherwise) of any pollutant or effluent.

           (b) The Company has not used, generated, manufactured, refined, treated, transported, stored, handled, disposed, transferred, produced, processed or released (hereinafter together defined as "Release") any Hazardous Materials (as hereinafter defined) on, from or affecting any Property (as hereinafter defined) in any manner or by any means in violation of any Environmental Laws and to the best of the Company's knowledge and belief after due investigation, there is no threat of such Release. As used herein, the term "Property" shall include, without limitation, land, buildings and laboratory facilities owned or leased by the Company or as to which the Company now has any duties, responsibilities (for cleanup, remedy or otherwise) or liabilities under any Environmental Laws, or as to which the Company or any subsidiary of the Company may have such duties, responsibilities or liabilities because of past acts or omissions of the Company or any such subsidiary or their predecessors, or because the Company or any such subsidiary or their predecessors in the past was such an owner or operator of, or bore some other relationship with, such land, buildings or laboratory facilities. The term "Hazardous Materials" shall include, without limitation, any flammable explosives, petroleum products, petroleum by-products, radioactive materials, hazardous wastes, hazardous substances, toxic substances or related materials as defined by Environmental Laws.

           (c) The Company has not received written notice that the Company is a party potentially responsible for costs incurred at a cleanup site or corrective action under any Environmental Laws. The Company has not received any written requests for information in connection with any inquiry by any Governmental Authority (as hereinafter defined) concerning disposal sites or other environmental matters. As used herein, "Governmental Authority" shall mean any nation or government, any federal, state, municipal, local, provincial, regional or other political subdivision thereof, and any entity or person exercising executive, legislative, judicial regulatory or administrative functions of or pertaining to government.

           (d) The shareholders of the Company have had no control over, or authority with respect to, the waste disposal operations of the Company.

     3.24 Securities Laws. Neither the Company nor anyone acting on its behalf has offered securities of the Company for sale to, or solicited any offers to buy the same from, or sold securities of the Company to, any Person, in any case so as to subject the Company, its promoter, directors or officers to any liability under the Securities Act, the Securities Exchange

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EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Act, or any state securities or blue sky law (collectively, the "Securities Laws"), or any other applicable laws.

     3.25 Licenses and Other Rights; Compliance with Laws. The Company has all franchises, permits, licenses and other rights and privileges necessary to permit it to own its properties and to conduct its business as presently conducted and is in compliance in all material respects thereunder. The Company and each Subsidiary are in compliance in all material respects with all laws and governmental rules and regulations applicable to their businesses, properties and assets, and to the products and services sold by them, including, without limitation, all such rules, laws and regulations relating to fair employment practices, occupational safety and health and public safety, except where the failure to comply would not have a Material Adverse Effect. The Company is in compliance with the applicable provisions, if any, of the Clinical Laboratories Improvement Act of 1967, as amended.

     3.26 Reliance. The Company understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Investor. No representation or warranty by the Company in this Agreement, and no written statement contained in any document, certificate or other writing delivered by the Company to the Investor contains any untrue statement of material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

     3.27 Absence of Certain Changes or Events. Except as set forth in the Company's Public Filings (a) the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent with their past practices and (b) there has not been any event or events that would be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

     3.28 No Undisclosed Liabilities. Except as and to the extent disclosed in the Financial Statements (and any financial statements after the date hereof, neither the Company nor any of its Subsidiaries has any liabilities of any nature, whether or not accrued, contingent or otherwise, that could be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

     3.29 Listing and Maintenance Requirements Compliance. The Company has not in the two years preceding the date hereof received written notice from any stock exchange or market on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market.


     3.30 Form S-3 Eligibility. The Company is eligible to register (i) the primary issuance of the Underlying Shares to the Investor on Form S-3, pursuant to Rule 415 promulgated under the Securities Act and (ii) the resale of the Underlying Shares by the Investor on Form S-3 promulgated under the Securities Act.

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     3.31  Absence of Litigation.  There are no injunctions, actions, suits, proceedings or governmental investigations pending or currently threatened against the Company by an unaffiliated third party which question the validity of the Transaction Documents or the right of the Company to enter into the Transaction Documents, or to consummate the transactions contemplated thereby.


4. Representations and Warranties of the Investor. Novartis hereby represents and warrants the following:

     4.1 Authorization, Governmental Consents and Compliance with Other Instruments. All corporate action on the part of the Investor necessary for the authorization, execution and delivery of the Transaction Documents to which it is a party and the performance of all obligations of the Investor thereunder has been taken or will be taken prior to each Closing. The Transaction Documents to which it is a party constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and similar laws affecting creditor rights. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Investor is required in connection with the consummation of the transactions contemplated by this Agreement, except as may be required by the HSR Act. The execution, delivery and performance of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the Investor's corporate charter or By-laws or any instrument, judgment, order, writ, decree or contract to which the Investor is a party or by which it is bound.

     4.2 Beneficial Ownership. As of the date hereof, the Investor beneficially owns 657,501 shares of Common Stock of the Company.

     4.3 Purchase Entirely for Own Account. The Securities to be received by the Investor will be acquired for investment for the Investor's own account (or the account of their respective affiliates), and not as a nominee or agent.

     4.4 Investment Experience. The Investor is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that is capable of evaluating the merits and risks of the investment in the Securities.

     4.5 Accredited Investor. The Investor is an "accredited investor" within the meaning of United States' SEC Rule 501 of Regulation D, as presently in effect.


5. Conditions to Closings of Investor. The Investor's obligation to purchase the Securities at any Closing is subject to the fulfillment or waiver by the Investor on or prior to any of the Closing Dates of the following conditions:

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     5.1  Representations and Warranties Correct.  The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of such Closing Date with the same force and effect as though such representations and warranties had been made on such Closing Date, except that:

          (a) there shall be delivered at such Closing a certificate, signed by an officer of the Company, which contains the representation and warranty set forth in Section 3.2(a) and the last sentence of 3.2(b) but substituting the then-current numbers of shares for the numbers of shares set forth in Section 3.2(a) and the last sentence of 3.2(b);

          (b) there shall be delivered at such Closing a certificate, signed by an officer of the Company, which contains the representation and warranty set forth in Section 3.16(a), but substituting the most recent financial statements then available (which shall have been delivered to the Investor at least three business days prior to such Closing) for the financial statements referred to in
Section 3.16(a); and

          (c) there shall be delivered at least 10 business days prior to such Closing amendments to the Disclosure Schedule provided for in Section 3 hereof, or a new Disclosure Schedule relating to any representation and warranty contained in Section 3 for which a Disclosure Schedule was not required as of the date hereof, if appropriate, containing such information concerning developments or occurrences since the date of the most recently delivered Disclosure Schedule or amendment thereto as is necessary to cause the representations and warranties contained in Section 3 to be true and correct as of such Closing, and no development or occurrence reflected in any such amendment or new Disclosure Schedule, other than with respect to an amendment or new Disclosure Schedule (as applicable) relating to Sections 3.2(f), 3.7, 3.9, 3.10(a), 3.10(c), 3.11(b), 3.13(c), 3.13(d), 3.16(b), 3.18(b), 3.20(b), 3.23(c),
3.27 and 3.31 of this Agreement, either alone or in the aggregate, shall constitute a Material Adverse Effect on the Company.

     5.2 Covenants. All covenants, agreements and conditions contained in the Transaction Documents to be performed by the Company on or prior to such Closing Date shall have been performed or complied with in all material respects. All proceedings to have been taken and all waivers and consents to be obtained in connection with the transactions contemplated by Transaction Documents shall have been taken or obtained, and all documents incidental thereto shall be reasonably satisfactory to the Investor and its counsel, and the Investor and its counsel shall have received copies (executed or certified, as may be appropriate) of all documents which the Investor or its counsel may reasonably have requested in connection with such transactions.

     5.3 Compliance Certificate. The Company shall have delivered to the Investor a certificate of the Company in the form of Exhibit D hereto, executed by the President and Chief Executive Officer of the Company, certifying to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

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     5.4  Legal Opinion.  All legal matters incident to the purchase of the
Securities and issuance of the Underlying Shares shall be satisfactory to the Investor's counsel and the Investor shall have received from Kramer Levin Naftalis & Frankel LLP or other counsel for the Company reasonably acceptable to the Investor, such firm's opinion addressed to the Investor and dated the date of such Closing, in the form of Exhibit C, hereto.

     5.5 Certification of Resolutions and Officers. The Company shall have delivered to the Investor a certificate or certificates, dated the date of such Closing, of the Secretary of the Company certifying as to (a) the resolutions of the Company's Board of Directors authorizing the execution and delivery of the Transaction Documents, the issuance to the Investor of the Securities and the Underlying Shares, the execution and delivery of such other documents and instruments as may be required by the Transaction Documents, and the consummation of the transactions contemplated thereby, and certifying that such resolutions were duly adopted and have not been rescinded or amended as of said date, (b) the name and the signature of the officers of the Company authorized to sign, as appropriate, the Transaction Documents and the other documents and certificates to be delivered pursuant to the Transaction Documents by either the Company or any of its officers, and (c) a specimen certificate representing the Securities to be issued at such Closing.

     5.6 Organizational Documents. The Company shall have delivered to the Investor a copy of (i) the certificates of incorporation for the Company and of each Subsidiary, certified by the secretary of state of the jurisdiction in which each such entity is incorporated or organized, as of a date not earlier than five business days prior to such Closing Date and accompanied by a certificate of the Secretary or Assistant Secretary of each such entity, dated as of such Closing Date, stating that no amendments have been made to such certificate of incorporation (or similar organizational documents) since such date, and (ii) the By-laws (or similar organizational documents) of the Company and of each Subsidiary, certified by the Secretary or Assistant Secretary of each such entity.

     5.7 Good Standing Certificates. At such Closing, the Company shall have delivered to the Investor good standing certificates issued with respect to the Company issued by the Secretary of State (or other applicable Governmental Authority) of the relevant entity's state of incorporation or organization.

     5.8 Rights Agreement. The Board of Directors of Company shall have excluded the Investor from the definition of "Acquiring Person" in respect of the purchase of the Securities and the issuance of the Underlying Shares pursuant to the First Put Option or the Second Put Option, as defined in the Company's Rights Agreement, dated as of September 1, 1995, between the Company and American Stock Transfer & Trust Company, as amended on March 19, 1999.

     5.9 No Voluntary Bankruptcy. The Company shall not have voluntarily filed for protection under Chapters 7 or 11 of the United States Bankruptcy Code and the Company shall not have, as a means to avoid such a voluntary filing, solicited or otherwise encouraged a creditor of the Company to file a petition in bankruptcy against the Company.

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     5.10  Additional Closing Conditions. ***

           (a) *** ;

           (b) (i) the trading of the Common Stock (including, without limitation, the Underlying Shares) has not been suspended by the SEC, the American Stock Exchange or Other Exchange, and the Common Stock (including, without limitation, the Underlying Shares) shall have been approved for listing on and shall not have been delisted from the American Stock Exchange or Other Exchange, (ii) the issuance of the Underlying Shares with respect to the applicable Closing shall not violate the shareholder approval requirements of the American Stock Exchange or Other Exchange, (iii) the Company shall not have received any notice threatening to suspend the trading of, or delist, the Common Stock or the Underlying Shares from the American Stock Exchange or Other Exchange and the receipt by the Company of the proceeds from the sale of Securities pursuant to the terms and conditions of this Agreement shall not be sufficient to prevent such delisting or suspension and (iv) no event described in Section 1003 of the American Stock Exchange Listing Standards Policies & Requirements (or any successor thereto) shall have occurred or is occurring or, if the Common Stock or Underlying Shares are listed on an Other Exchange, no event which could reasonably result in delisting of the Common Stock or Underlying Shares from such Other Exchange shall have occurred or is occurring and the receipt by the Company of the proceeds from the sale of Securities pursuant to the terms and conditions of this Agreement shall not be sufficient to prevent any delisting or suspension of the Common Stock or Underlying Shares;

           (c) (i) the fair market value, as determined in good faith by the Board of Directors of the Company in accordance with applicable law, of the aggregate assets of the Company and each of its Subsidiaries exceeds their total liabilities (including subordinated, unmatured, unliquidated, disputed and contingent liabilities), (ii) neither the assets of the Company and each of its Subsidiaries are unreasonably small in relation to any business or transaction in which the Company or any of its Subsidiaries is or is about to be engaged,
(iii) the Company and its Subsidiaries has not incurred debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Company and the amounts to be payable on or in respect of its obligations); and

           (d) ***.

           (e) the Company shall be eligible to file and effect a registration statement on Form S-3 pursuant to Rule 415 relating to the resale of the Underlying Shares by the Investor.

           (f) any stockholder approval for the issuance of the Securities or the Underlying Shares issuable upon conversion or redemption (as applicable) of such Securities shall have been obtained.

           (g) any necessary Blue Sky law permits and qualifications required by any state for the offer and sale to the Investor of the Securities and Underlying Shares shall have been obtained or effected.

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           (h) there shall be no injunction, actions, suits, proceeding or governmental investigations pending or currently threatened against the Investor by an unaffiliated third party which questions the validity of the Transaction Documents or the right of the Investor to enter into the Transaction Documents, or to consummate the transactions contemplated thereby.

     5.11 Preferred Stock Issuance Conditions. The Investor shall be obligated to purchase the Preferred Stock at any Closing, only to the extent the following additional conditions shall be fulfilled as of any Closing: (i) (A) the trading of the Common Stock (including, without limitation, the Underlying Shares) has not been suspended by the SEC, the American Stock Exchange or Other Exchange, and the Common Stock (including, without limitation, the Underlying Shares) shall have been approved for listing on and shall not have been delisted from the American Stock Exchange or Other Exchange, (B) the issuance of the Underlying Shares with respect to the applicable Closing shall not violate the shareholder approval requirements of the American Stock Exchange or Other Exchange, (C) the Company shall not have received any notice threatening to suspend the trading of, or delist, the Common Stock or the Underlying Shares from the American Stock Exchange or Other Exchange and the receipt by the Company of the proceeds from the sale of Securities pursuant to the terms and conditions of this Agreement shall not be sufficient to prevent such delisting or suspension and (D) no event described in Section 1003 of the American Stock Exchange Listing Standards Policies & Requirements (or any successor thereto) shall have occurred or is occurring or, if the Common Stock or the Underlying Shares are listed on an Other Exchange, no event which could reasonably result in delisting of the Common Stock or Underlying Shares from such Other Exchange shall have occurred or is occurring and the receipt by the Company of the proceeds from the sale of Securities pursuant to the terms and conditions of this Agreement shall not be sufficient to prevent any delisting or suspension of the Common Stock or Underlying Shares; (ii) for purposes of any Closing prior to the occurrence of an Anniversary MAE, there has not been a Material Adverse Effect or a material adverse change in the financial condition or operations of the Company, (iii) the public resale of the Underlying Shares by the Investor shall not be restricted or limited (as to amount or timing) by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or any applicable state securities laws (including, without limitation, by reason of the Investor's status as an Affiliate of the Company or the failure of the Company to effect a registration statement, and as a consequence of such failure the Underlying Shares are not freely tradeable by the Investor); (iv) any necessary Blue Sky law permits and qualifications required by any state for the offer and sale to the Investor of the Preferred Stock and Underlying Shares shall have been obtained or effected; (v) the terms of the Preferred Stock as set forth in the Certificate of Designations shall have been approved by the Board of Directors of the Company and filed with the Secretary of State of the State of Delaware and shall be in full force and effect; (vi) any stockholder approval for the issuance of Preferred Stock or the Underlying Shares issuable upon conversion or redemption of such Preferred Stock shall have been obtained; (vii) at the applicable Closing, the Company shall have delivered certificate(s) registered in the name of the Investor representing the number of shares of Preferred Stock to be purchased by the Investor at such Closing and (viii) the conditions set forth in Section 5 and
Section 7 of this Agreement not explicitly related to a Closing of the issuance of Convertible Notes shall have been satisfied.

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     5.12  Convertible Notes Issuance Conditions. The Investor shall be obligated to purchase Convertible Notes at any Closing only to the extent the following additional conditions shall be fulfilled as of any Closing: (i) for purposes of any Closing (A) prior to the occurrence of an Anniversary MAE, the Preferred Stock Issuance Conditions in Section 5.11 were not satisfied and (B) after the occurrence of an Anniversary MAE, the Preferred Stock Issuance Conditions in Section 5.11 were satisfied except for the conditions specified in
Section 5.11(iii); (ii) at the applicable Closing, the Company shall have executed and delivered the Convertible Notes and such Convertible Notes shall be in full force and effect, (iii) the Company shall not have received from the auditors of the Company a Qualified Audit Opinion or a "going concern" audit opinion, and (iv) the conditions set forth in Section 5 and Section 7 of this Agreement not explicitly related to a Closing of the issuance of Preferred Stock shall have been satisfied.

     5.13 Public Company. The Company shall be a "public company" including, without limitation, by having maintained registration of the Company's Common Stock pursuant to the Securities Exchange Act and compliance with applicable requirements of the Securities Act and the Securities Exchange Act.

     5.14 Registration Rights Agreement. The Registration Rights Agreement, to the extent executed pursuant to Section 9.9, shall be in full force and effect.


6. Conditions to Closings of the Company. The Company's obligation to sell the Securities at each Closing is subject to the fulfillment or waiver by the Company on or prior to each of the Closing Dates of the following condition:

     6.1 Representations and Warranties Correct. The representations and warranties made by the Investor in Section 4 hereof shall be true and correct as of each Closing Date with the same force and effect as though such representations and warranties had been made on each Closing Date.


7. Mutual Conditions of Closings. The obligations of each of the Investor and the Company to consummate each Closing are subject to the fulfillment or waiver of both the Investor and the Company as of each Closing Date of the following conditions:

     7.1 Qualifications. All consents, permits, approvals, qualifications and registrations to be obtained or effected with any Governmental Authority shall have been obtained or effected. Such consents, permits, approvals, qualifications and registrations shall include, without limitation, necessary Blue Sky law permits and qualifications required by any state for the offer and sale to the Investor of the Securities or the Underlying Shares, as the case may be, which shall have been obtained or effected, and any filings required under the HSR Act which shall have been made and the required waiting period shall have elapsed.

     7.2   [Intentionally Omitted].

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     7.3  License and Supply Agreement.  The License and Supply Agreement by and
between the Company and the Investor, dated January 17, 1996, and as amended by
(i) the Amendment to the License and Supply Agreement, dated January 22/February 4, 1998, (ii) the Addendum to the License and Supply Agreement, dated March 23, 1998; (iii) the Addendum II to the License and Supply Agreement, dated September 4, 1998; (iv) the Addendum, dated March 15, 2000, to the License and Supply Agreement and (v) the Amendment V to the License and Supply Agreement, dated January 2, 2001,(the "License and Supply Agreement") is in full force and effect and shall not have been terminated (other than for termination resulting from (A) a material breach thereof by the Investor, (B) involuntary bankruptcy against the Company as provided in Section 16.3 of the License and Supply Agreement or (C) any termination of the License and Supply Agreement pursuant to Sections 16.2 and 16.4 other than as expressly set forth below in this Section 7.3). The Investor shall not have made an Organogenesis Offer (as defined in the License and Supply Agreement) which shall have been accepted by the Company. The License and Supply Agreement shall not have been terminated pursuant to
Section 16.4 thereof for reasons relating to the safety or efficacy of the Product (as defined in the License and Supply Agreement). The License and
Supply Agreement shall not have been terminated by reason of the material breach or default of the Company pursuant to Section 16.2 thereof.

     7.4  ***

     7.5 Registration Statement and Supplement Required for the Issuance of Preferred Stock. If Preferred Stock is to be issued at any Closing, the Company shall have filed the Supplement (as defined in Section 9.5) relating to the issuance of the Underlying Shares upon conversion or redemption of the Preferred Stock and the Preferred Stock (if such registration of the Preferred Stock is required by applicable law) and the Registration Statement (as defined in
Section 9.5) relating to the issuance of the Underlying Shares upon conversion or redemption of the Preferred Stock and the Preferred Stock (if such registration of the Preferred Stock is required by applicable law), and each of the Supplement and the Registration Statement shall be effective. The Registration Statement as supplemented by the Supplement shall be effective and shall cover the issuance of the Underlying Shares and the Preferred Stock (if such registration of the Preferred Stock is required by applicable law) to the Investor pursuant to the terms of the Transaction Documents. In addition, (a) if a Resale Registration Statement (as defined in the Registration Rights Agreement) has been filed, such Resale Registration Statement shall be effective, (b) the Company shall not have received notice that the SEC has (i) issued or intends to issue a stop order with respect to the Registration Statement or the Resale Registration Statement (as applicable),(ii) otherwise suspended or withdrawn the effectiveness of the Registration Statement or the Resale Registration Statement (as applicable), either temporarily or permanently, or (iii) has initiated, or intends or has threatened to initiate, a proceeding for the above purposes (unless, in each case, the SEC's concern has been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (c) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement, the Resale Registration Statement (as applicable) or the Supplement shall exist.

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8.   ***.


9.   Additional Covenants and Agreements.

     9.1 HSR Filing. The parties shall each take any and all actions reasonably necessary to effect any appropriate filings under the HSR Act, if required, as promptly as possible.

     9.2 Availability of Common Stock. The Company shall at all times reserve and keep enough shares of Common Stock available for issuance in order to comply with its potential obligations under the Transaction Documents without the need for a shareholders' vote.

     9.3 American Stock Exchange Listing. The Company hereby agrees to use its reasonable best efforts to maintain the listing of the Common Stock on the American Stock Exchange or Other Exchange, and as soon as practicable after the delivery of a Put Option Notice to the Investor (but in any event prior to the First Put Option Closing or the Second Put Option Closing, as the case may be) to list the Underlying Shares represented by the Securities sold at each Closing. The Company further agrees to use its reasonable best efforts to, if the Company applies to have the Common Stock traded on any Other Exchange, include in such application the Underlying Shares and will take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such Other Exchange as promptly as possible. The Company will use its reasonable best efforts to take all action to continue the listing and trading of its Common Stock on the American Stock Exchange or Other Exchange (including, without limitation, to use its reasonable best efforts in maintaining satisfactory financial performance, avoiding a severe reduction in the extent of public distribution of the Common Stock or the aggregate market value of the Common Stock held by the public, disposing of the principal operating assets of the Company, ceasing to continue operations, or failing to comply with its listing agreement with the American Stock Exchange or such Other Exchange)and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws and rules of the American Stock Exchange or such Other Exchange and, beginning one Business day following delivery of a Put Option Notice, shall provide, and continue to provide through such Closing, the Investor with copies of any correspondence to or from the American Stock Exchange or such Other Exchange which questions or threatens suspension of the trading privileges of the Common Stock or the delisting of the Common Stock.

     9.4 Conduct of Business. The Company shall, and shall cause its Subsidiaries to, (i) conduct their business in the ordinary course relevant to the biotech industry in the same manner as heretofore conducted and (ii) use reasonable efforts to preserve intact their business organizations and relationships with third parties and to keep available the services of their present principal officers and key employees and preserve their relationships with their principal customers, suppliers and others having material business dealings with the Company and its Subsidiaries, taken as a whole. Without limiting the generality of the foregoing, except as

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expressly permitted in this Agreement, the Company shall not, and shall cause its Subsidiaries not to without the prior written consent of the Investor:

          (a) fail to attempt to collect any accounts receivables other than in the ordinary course of business consistent with past practice, or attempt to collect accounts receivables on discounted terms;

          (b) declare or pay any cash dividends on or make other cash distributions in respect of any of its capital stock (except for dividends by a wholly owned Subsidiary of the Company to its parent); or

          (c) authorize any of, or announce an intention, commit or agree to take any of, the foregoing actions.

     9.5 Registration Statement; Prospectus Supplement to the Registration Statement. On or as promptly as practicable after the delivery of any Put Option Notice, the Company shall file, if eligible, a registration statement on Form S-3 (the "Registration Statement"), pursuant to Rule 415 of the Securities Act registering the issuance to the Investor of the Underlying Shares and the Securities (if such registration of the Securities is required by applicable law) pursuant to the Transaction Documents. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared "effective" by the SEC as promptly as practicable after the filing thereof. On or prior to any Closing, the Company shall file a supplement to the Registration Statement pursuant to Rule 424 of the Securities Act (a "Supplement") relating to the issuance of the Underlying Shares and the Securities (if such registration of the Securities is required by applicable law) to the Investor at such Closing. The Company shall use its reasonable best efforts to file and effect the Registration Statement, the Supplement and, if applicable, the Resale Registration Statement (as defined in the Registration Rights Agreement) regardless of whether the Securities to be issued at any Closing shall be Preferred Stock or Convertible Notes.

     9.6 1996 Stock Purchase Agreement. The parties hereto agree that the Investor may, in its sole discretion, unilaterally terminate its right to designate one individual for membership on the Company's Board of Directors, which right has been granted to the Investor pursuant to the Stock Purchase Agreement, dated as of January 17, 1996, by and between the Company and Sandoz Pharma Ltd., a Switzerland corporation (the "1996 Stock Purchase Agreement"), immediately upon giving notice to the Company to that effect.

     9.7 Exchange Act Registration. The Company shall use its reasonable best efforts to cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the Securities Exchange Act, will use its reasonable best efforts to comply in all respects with its reporting and filing obligations under the Securities Exchange Act, and will not take any action or file any document (whether or not permitted by the Securities Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Securities Exchange Act.

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     9.8   Conversion Obligations of the Company and the Investor.  The Company
covenants to honor redemption and conversion of the Securities and to deliver Underlying Shares in accordance with the terms and conditions and time period set forth in the Securities. The Investor covenants to honor redemption and conversion of the Securities and to deliver the Securities in accordance with the terms and conditions and time period set forth in the Securities.

     9.9 Registration Rights Agreement. If so requested by the Investor, the Company shall execute and deliver on or promptly after the date of each Put Option Notice the Registration Rights Agreement in substantially the form attached hereto as Exhibit E.

     9.10 Additional Representations and Warranties. The Company shall use its reasonable best efforts to cause all of the representations and warranties listed in Section 5.1(c) to be true and correct as of any Closing Date, without regard to any materiality or Material Adverse Effect qualification of such representation and warranties.

     9.11 Annual Inspections. Upon reasonable prior notice and execution of a customary confidentiality agreement, the Company shall afford the Investor, and its accountants, counsel and other representatives, reasonable access during normal business hours during the three-week period beginning on (i) February 7, 2002 and (ii) February 7, 2003 to all of its properties, books, contracts, commitments and records, all other information concerning its business, properties and personnel (subject to restrictions imposed by applicable law) as the Investor may reasonably request and all its key employees. Upon reasonable prior notice, the Company agrees to promptly provide the Investor, and its accountants, counsel and other representatives, copies of internal financial statements (including tax returns and supporting documentation) and any other material; provided, that, in the Investor's reasonable determination its receipt
          --------  ----
of copies of such documents is necessary to support or establish the Investor's determination of the existence of an Anniversary MAE or a New MAE. No information or knowledge obtained in any investigation pursuant to this Section
9.11 shall affect or be deemed to modify any representation or warranty contained herein. The Company shall deliver to the Investor the substantially completed audit work papers of the Company's auditors for the audit of the Company's fiscal years 2001 and 2002, promptly after the Company's receipt thereof.

     9.12 Stockholder Vote. If required by applicable law or the rules and regulations of the American Stock Exchange or Other Exchange, the Company shall use its reasonable best efforts to obtain any required vote of the stockholders of the Company to consummate the transactions contemplated by the Transaction Documents.

     9.13 No Modification of Existing Debt. The Company shall (i) not grant any Encumbrance, directly or indirectly, in favor of holders of the 7% Convertible Notes; (ii) not amend or alter the terms and conditions of the 7% Convertible Notes in any way materially adverse to the Investor or the Company, including, without limitation, any amendment which shortens the maturity thereof or provides for a mandatory or voluntary prepayment thereof,(iii) not, to the extent that the conditions precedent thereof have been satisfied, convert the Convertible Notes prior to the conversion of the 7% Convertible Notes and (iv) not, directly or

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indirectly, prepay, purchase or otherwise retire (other than by conversion into
Common Stock in accordance with the terms thereof) the 7% Convertible Notes.

     9.14 Additional Covenants. The Company shall use its reasonable best efforts to (i) obtain any necessary Blue Sky law permits and qualifications required by any state for the offer and sale to the Investor of the Securities and Underlying Shares and (ii) maintain the Company's eligibility to file and effect a registration statement on Form S-3 pursuant to Rule 415 (or any successor form or rule) relating to the resale of the Underlying Shares by the Investor.


10.  Miscellaneous.

     10.1 Survival of Warranties. The warranties and representations of the Company and the Investor contained in this Agreement (except for those contained in Section 3.23 but including those contained in the opinion and certificates delivered pursuant to Section 5 hereof) shall survive until December 31, 2005. The representations and warranties of the Company set forth in Section 3.23 shall survive indefinitely until, by their respective terms, they are no longer operative.

     10.2 Indemnification. (a) The Company hereby agrees to indemnify and hold harmless the Investor, its Affiliates and their respective officers, employees, agents and directors (each an "indemnified party") against any and all losses,
                               -----------------
claims, damages, costs, expenses (including the reasonable fees, time charges and expenses of attorneys for the indemnified parties, which attorneys may be employees of the indemnified parties) or liabilities of every kind whatsoever (collectively, the "Indemnified Obligations") to which each of the indemnified parties may become subject arising from, relating to, or in connection in any way with, the actual or alleged untruthfulness, inaccuracy or breach of any statements, representations, warranties or covenants of the Company contained herein, including, without limitation, expenses incurred in connection with investigating or defending against any liability or action (whether or not such indemnified party is a party thereto and including, without limitation, any action brought by or on behalf of the Company against any indemnified party or by any indemnified party against the Company) relating thereto, except that the Company shall not be liable for any such Indemnified Obligation of any indemnified party to the extent that such Indemnified Obligation is found in a final judgment by a court of competent jurisdiction to have arisen solely from such indemnified party's gross negligence, willful misconduct or bad faith.

     (b) In addition to and without limiting the foregoing clause (a), the Company hereby agrees to indemnify and hold harmless each indemnified party against any and all Indemnified Obligations to which each of the indemnified parties may become subject arising from, relating to, or in connection in any way with, any injunction, actions, suits, proceeding or governmental investigations pending or threatened against the Company or the Investor by an unaffiliated third party which questions the validity of the Transaction Documents (as it relates to the Company) or the right of the Company to enter into the Transaction Documents, or to consummate the transactions contemplated thereby, including, without limitation, expenses incurred in connection with investigating or defending against any liability or action (whether or not such indemnified party is a party thereto).

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     (c)   The Investor shall not be liable under this Agreement in respect of any act, omission or event relating to Section 10.2(b), on any theory of liability, for any special, indirect, consequential or punitive damages.

     (d) The foregoing provisions of this Section shall survive the termination of this Agreement for any reason.

     10.3 Remedies. Subject to the provisions in Section 10.2, in case any one or more of the covenants or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity or action at law, including, but not limited to, an action for damages as a result of any such breach or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

     10.4 Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, nothing contained herein shall relieve the Investor of its
--------  -------
obligations to purchase Securities hereunder following an assignment by the Investors pursuant to the terms hereof if the Investor's assignee shall have failed to comply with its obligations hereunder. This Agreement and the rights and duties of the Company set forth herein may be freely assigned, in whole or in part, upon the written consent of the Investor, which consent may not be unreasonably withheld. Notwithstanding the foregoing sentence, the Company may assign this Agreement, and the rights and the duties of the Company set forth herein, to an entity or person which purchases all or substantially all of its assets or voting securities, or into which the Company merges, so long as the successor agrees in writing to be bound by all of the terms of this Agreement.
***

     10.5 Entire Agreement. This Agreement, the other Transaction Documents and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto.

     10.6 Governing Law and Consent to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York (without regard to the conflict of law principles thereof). Each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto in the United States

                                       27
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District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional purposes, in the Supreme Court of the State of New York.

     10.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.9 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

     10.10 Notices. Unless otherwise provided, all notices, requests, consents and other communications hereunder to any party shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or duly sent by first class registered or certified mail, or other courier service, postage prepaid, or telecopied with a confirmation copy by regular mail, and addressed or telecopied to the party to be notified at the address or telecopier number indicated for such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressees to the addressor listing all parties:


     To the Company:          Organogenesis, Inc.
                              150 Dan Road
                              Canton, Massachusetts 02021
                              Attention: Chief Financial Officer
                              Fax: (781) 575-6570

     With a copy (which       Kramer Levin Naftalis & Frankel LLP
     shall not constitute     919 Third Avenue
     notice) to:              New York, New York 10022
                              Attention: Ezra G. Levin, Esq.
                              Fax: (212) 715-8227


     To the Investor:         Novartis Pharma AG
                              Lichtstrasse 35
                              CH-4002 Basel
                              Switzerland
                              Attention: Joseph E. Mamie
                              Fax: 41 61 324 81 11

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     With a copy to:          Jeff Benjamin, Esq.
                              Vice President and Associate General Counsel
                              Novartis Corporation
                              608 Fifth Avenue
                              New York, New York 10020
                              Fax: (212)830-2495

     and

                              Morton A. Pierce, Esq.
                              Dewey Ballantine LLP
                              1301 Avenue of the Americas
                              New York, New York 10019
                              Fax: (212) 259-6333

          All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of mailing, on the seventh business day following the date of such mailing; and (c) in the case of facsimile transmission, when confirmed by facsimile machine report.

     10.11 Finder's Fee. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the reasonable costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's fee (and the reasonable costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     10.12 Expenses. Each party shall pay its own fees and expenses with respect to this Agreement. Notwithstanding the foregoing sentence, each party shall pay one-half of the filing fee for any filing made pursuant to the HSR Act. If any action at law or in equity is necessary to enforce or interpret the terms of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     10.13 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written consent of the party to be charged.

     10.14 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, in any jurisdiction, such provision shall be ineffective, as to such jurisdiction, and the balance of the Agreement shall be interpreted as if such provision were

                                       29
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so excluded, without invalidating the remaining provisions of this Agreement;
and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.15 Confidentiality and Publicity. Except as otherwise explicitly permitted by Section 15.3 of the License and Supply Agreement in respect of disclosure of the terms of the License and Supply Agreement (but subject to the limitations and conditions set forth in Section 15.3 of the License and Supply Agreement), neither the Company nor the Investor will disclose to any person (other than its attorneys, accountants, employees, officers, and directors) the existence or terms of the Transaction Documents or any of the transactions contemplated thereby without the prior written consent of the other party, except for the redacted version of the Transaction Documents and the Amendment V to the License and Supply Agreement set forth on Annex A hereto and except as may, in the reasonable opinion of such party's counsel, be required by law (in which event the disclosing party will first consult with the other party with respect to such disclosure). If the Company is required by applicable law to provide a copy of the Transaction Documents or any related document to any third party or governmental entity, the Company shall ensure that such document is redacted, to the extent permitted by law, to eliminate all confidential information. The Investor shall have the right to review and approve each such document prior to its submission to a third party or governmental entity. A period of seven Business Days will be provided for such review unless not permitted by law, in which case the maximum period allowable shall be provided. The Company and the Investor will consult and use their reasonable best efforts to reach agreement with one another as to the form and substance of any press release or any other public disclosure of the existence or terms of the Transaction Documents or the transactions contemplated thereby prior to issuing any such press release or making any such public disclosure. Attached hereto as Annex B is the press release to be issued by the Company following the execution of this Agreement.

     10.16 Definitions. As used in this Agreement, the following terms shall have the following meanings:

          "7% Convertible Notes" shall mean the 7% Convertible Subordinated Note of the Company, Due March 29, 2004, issued and outstanding as of the date hereof.

          "10-K" has the meaning specified in Section 3.2(b).

          "10-Qs" has the meaning specified in Section 3.2(b).

          "1996 Stock Purchase Agreement" has the meaning specified in Section 9.6.

          "Acquisition Proposal" has the meaning specified in Section 8.1(b).

          "Affiliate" means, with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

                                       30
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EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

          "Anniversary MAE" shall mean (i) the occurrence of any event, condition or circumstance that could reasonably be expected to have a material adverse effect on the business, properties, operations, prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, including, without limitation, in the event the Investor judges unforeseen competitive developments as having a substantial and irreversible negative impact on the Product's (as defined in the License and Supply Agreement) chances for commercial development or (ii) *** the Investor shall give notice to the Company on, or within three Business Days prior to, the First Anniversary Date and/or the Second Anniversary Date.

          "Audited Financial Statements" has the meaning specified in Section 3.16.

          "Business Day" shall mean any day, other than a Saturday, Sunday or one on which banks are authorized by law to close in New York, New York.

          "Certificate" has the meaning specified in Section 3.1.

          "Certificate of Designations" has the meaning specified in Section 1.

          "Change of control" has the meaning specified in Section 8.1(b).

          "Closing(s)" has the meaning specified in Section 1.6.

          "Closing Date(s)" has the meaning specified in Section 2.1.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

          "Company" has the meaning specified in the Introduction to this Agreement.

          "Company SEC documents" has the meaning specified in Section 3.16.

          "Company's Public Filings" has the meaning specified in Section
3.2(b).

          "Conversion Price" has the meaning specified in Section
1.3(a).

          "Convertible Notes" has the meaning specified in Section 1.

          "Definitive Proxy" has the meaning specified in Section 3.2(b).

          "Disclosure Schedule" means the Disclosure Schedule attached hereto, dated as of the date hereof and any amendment thereto pursuant to Section 5.1(c) hereof, and forming a part of this Agreement.

                                       31
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EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


          "Effective Date" has the meaning specified in the Introduction to this Agreement.

          "Encumbrance(s)" means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

          "Environmental Law" has the meaning specified in Section 3.23(a).

          "ERISA" has the meaning specified in Section 3.17.

          "Financial Statements" has the meaning specified in Section 3.16.

          "First Anniversary Date" shall mean the later to occur of (i) March 1, 2002 or (ii) four Business Days after the Investor's receipt of the substantially completed audit work papers of the Company's auditors for the audit of the Company's fiscal year 2001. If the First Anniversary Date is not a Business Day, the next Business Day shall be deemed the First Anniversary Date.

          "First Period Adjustment Event" has the meaning specified in Section 1.3(b).

          "First Put Option" has the meaning specified in Section 1.1(a).

          "First Put Option Adjusted Discount" has the meaning specified in
Section 1.5(a).

          "First Put Option Average Closing Price" has the meaning specified in
Section 1.3(a).

          "First Put Option Closing" has the meaning specified in Section
1.1(a).

          "First Put Option Closing Date" has the meaning specified in Section 2.1.

          "First Put Option Measurement Period" has the meaning specified in
Section 1.3(a).

          "First Put Option Notice" has the meaning specified in Section 1.1(a).

          "First Put Option Purchase Price" has the meaning specified in Section 1.1(a).

          "First Put Option Third Party Proceeds" has the meaning specified in
Section 1.5(a).

          "GAAP" has the meaning specified in Section 3.16.

          "Governmental Authority" has the meaning specified in Section 3.23(c).

                                       32
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EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


          "Hazardous Materials" has the meaning specified in Section 3.23(b).

          "HSR Act" has the meaning specified in Section 3.8.

          "Intellectual Property" has the meaning specified in Section 3.11.

          "Investor" has the meaning specified in the Introduction to this Agreement.

          "License and Supply Agreement" has the meaning specified in Section
7.3.

          "Material Adverse Effect" has the meaning specified in Section 3.1.

          "Measurement Period" shall mean the First Put Option Measurement Period and/or the Second Put Option Measurement Period, as the case may be.

          "New MAE" shall mean the occurrence of any event, condition or circumstance that could reasonably be expected to have a material adverse effect on the business, properties, operations, prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries taken as a whole, occurring after the occurrence of an Anniversary MAE, which shall not include the specific events, conditions or circumstances resulting in an Anniversary MAE, but shall include such events, conditions or circumstances to the extent such material adverse effect shall not have been corrected, cured or otherwise negated; ***.

          "Novartis" has the meaning specified in the Introduction to this Agreement.

          "Obligations" has the meaning specified in Section 3.13(d).

          "Offeror" has the meaning specified in Section 8.1(b).

          "Other Exchange" means the New York Stock Exchange or the NASDAQ National Market, or, with the prior written consent of the Investor (which consent shall not be unreasonably withheld) the Pacific Exchange (Tier I only) or the NASDAQ SmallCap Market.

          "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act.

          "Preferred Stock" has the meaning specified in Section 1.

          "Property" has the meaning specified in Section 3.23(b).

          "Put Option Notice" has the meaning specified in Section 1.2(a).

                                       33
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EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


          "Qualified Audit Opinion" shall mean a qualified audit opinion of the Company's auditors as a result of (i) any material departure by the Company from GAAP, other than due to a change in accounting principle or method of application, emphasis of a particular matter, changes in classifications and reclassifications, changes in accounting principles required by pronouncements of FASB, the SEC or other authoritative organization or a departure from GAAP that is necessary to prevent the financial statements from being misleading or
(ii) any restrictions by the Company on the scope of an audit, other than an uncertainty scope limitation due to lack of sufficient evidential matter.

          "Rescission Notice" has the meaning specified in Section 1.4(a).

          "Registration Rights Agreement" shall mean the agreement by and between the Company and the Investor pertaining to the resale of the Underlying Shares attached hereto as Exhibit E.

          "Registration Statement" has the meaning specified in Section 9.5.

          "Release" has the meaning specified in Section 3.23(b).

          "SEC" shall mean the Securities and Exchange Commission.

          "Second Anniversary Date" shall mean the later to occur of (i) March 1, 2003 or (ii) four Business Days after the Investor's receipt of the substantially completed audit work papers of the Company's auditors for the audit of the Company's fiscal year 2002. If the Second Anniversary Date is not a Business Day, the next Business Day shall be deemed the Second Anniversary Date.

          "Second Period Adjustment Event" has the meaning specified in Section 1.3(b).

          "Second Put Option" has the meaning specified in Section 1.2(a).

          "Second Put Option Adjusted Discount" has the meaning specified in
Section 1.5(b).

          "Second Put Option Average Closing Price" has the meaning specified in
Section 1.3(a).

          "Second Put Option Closing" has the meaning specified in Section
1.2(a).

          "Second Put Option Closing Date" has the meaning specified in Section 2.1.

          "Second Put Option Measurement Period" has the meaning specified in
Section 1.3(a)

          "Second Put Option Notice" has the meaning specified in Section
1.2(a).

                                       34
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EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


          "Second Put Option Purchase Price" has the meaning specified in
Section 1.2(a).

          "Second Put Option Third Party Proceeds" has the meaning specified in
Section 1.5(b).

          "Securities" " has the meaning specified in Section 1.

          "Securities Act" has the meaning specified in Section 3.2(b).

          "Securities Exchange Act" has the meaning specified in Section 3.16.

          "Securities Laws" has the meaning specified in Section 3.24.

          "Subsidiaries" (or, individually, a "Subsidiary") means any and all corporations, partnerships, joint ventures, associations and other entities controlled by the Company directly or indirectly through one or more intermediaries.

          "Supplement" has the meaning specified in Section 9.5.

          "Third Party Discount" has the meaning specified in Section 1.5(c).

          "Third Party Sale" has the meaning specified in Section 1.5(a).

          "Third Party Sale Price" has the meaning specified in Section 1.5(a).

          "Third Party Sale Market Price" has the meaning specified in Section 1.5(a).

          "Third Party Securities" has the meaning specified in Section 1.5(a).

          "Transaction Documents" has the meaning specified in Section 3.1.

          "Underlying Share" has the meaning specified in Section 3.1.

          "Voting Stock" has the meaning specified in Section 8.1(a).

     10.17 Exchanges; Lost, Stolen or Mutilated Certificates. Upon surrender by the Investor to the Company of a certificate representing Securities or the Underlying Shares, the Company, at its expense, will issue in exchange therefor, and deliver to the Investor, a new certificate or certificates representing such Securities or Underlying Shares in such denominations as may be requested by the Investor. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing any Securities or Underlying Shares and, in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Company, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Company at its expense will issue and deliver

                                       35
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to the Investor a new certificate for such Securities or Underlying Shares, of like tenor, in lieu of such lost, stolen, destroyed or mutilated certificate.


11. Termination. This Agreement may be terminated with respect to any Closing that shall not have occurred at any time prior to such Closing:

          (a) by the written agreement of the parties hereto; or

          (b) by the Investor upon written notice to the Company (i) if the Common Stock is no longer registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act, (ii) ***, (iii) ***, (iv) upon any acquisition by the Company which would result in shareholders of the Company prior to the consummation of such acquisition owning less than 50% of the voting power of the combined company following such acquisition, (v) if the License and Supply Agreement shall have been terminated (A) pursuant to Section 16.4 thereof for reasons relating to the safety or efficacy of the Product (as defined in the License and Supply Agreement) or (B) by reason of the material breach or default of the Company pursuant to Section 16.2 thereof or (vi) if the Company shall have breached, or failed to comply with, in any material respect, any of its obligations under this Agreement or any other Transaction Document, and such breach or failure is not cured within 20 days after notice thereof.

          In the event of termination of this Agreement pursuant to this Section 11, this Agreement shall become void and have no effect with respect to any Closing and sale of Securities that shall not have occurred prior to such termination, but shall remain in full force and effect with respect to any Closing and sale of Securities that shall have occurred prior to such termination. Notwithstanding the foregoing, the provisions in Sections 10.1, 10.2, 10.11, 10.12 and 10.15 shall survive any termination of this Agreement.


                                       36
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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                         NOVARTIS PHARMA AG


                         By: /s/ W. Drummond Paris
                             -----------------------------
                         Name: W. Drummond Paris
                               ---------------------------
                         Title: Head, Transplant, Tissue
                                Engineering and
                                Immunology Business Unit



                         By: /s/ Kimberly Urdahl
                             -----------------------------
                         Name: Kimberly Urdahl
                               ---------------------------
                         Title: Senior Legal Counsel, Transplant,
                                Tissue Engineering, and
                                Immunology Business Unit



                         ORGANOGENESIS, INC.



                         By: /s/ Philip M. Laughlin
                             -----------------------------
                         Name: Philip M. Laughlin
                               ---------------------------
                         Title: President and Chief
                                Executive Officer

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                                                                       EXHIBIT A

     NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES LAW OR ANY OTHER SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

No. _________                                             U.S. $[20][10],000,000
                                                               Date: ___________

                               ORGANOGENESIS, INC.

                        7% CONVERTIBLE SUBORDINATED NOTE

                               DUE MARCH 29, 2004

          FOR VALUE RECEIVED, Organogenesis, Inc. a corporation organized and existing under the laws of the State of Delaware, having a principal place of business at 150 Dan Road, Canton, Massachusetts 02021 (the "Company" ) promises to pay to ___________ , or its registered assigns (the "Holder" ), the principal sum of [Twenty][Ten] Million Dollars ($[20][10],000,000), on March 29, 2004 or such earlier date that this Note is required to be repaid as provided hereunder (as such date may be extended pursuant to Section 1.1, the "Maturity Date") and to pay interest on the principal sum outstanding under this Note at the rate of 7% per annum (or otherwise as described in Section 1.3) as described herein.

Section 1.     Payment.
               -------

          1.1 Payment of Principal. The Company shall pay all outstanding
              --------------------
principal due on this Note on the Maturity Date or earlier as provided in
Section 5.2 herein. Such payment on the Maturity Date shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt. Any earlier conversion of the principal and interest thereon in accordance with the provisions of Section 5 shall be in the form of Common Stock on the principal balance so converted and in the manner described in Section 1.3 as to the payment of accrued interest. Notwithstanding the foregoing, the Company may, by written notice to the Holder delivered on or before March 1, 2004, extend the Maturity Date hereof to a date no later than the first anniversary of the issuance of this Note in the event that each of the other 7% Convertible Subordinated Notes of the Company due March 29, 2004 then outstanding have been duly amended to extend the maturity date thereof to a date no earlier than the Maturity Date as extended pursuant to this sentence.

          1.2 Prepayment of Principal and Interest. Except as set forth in
              -------------------------------------
Section 5 herein, this Note may not be prepaid in whole or in part at any time.

                                       1
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          1.3 Payment of Interest. The Company shall pay all outstanding
              -------------------
interest due on this Note semi-annually or earlier as provided in Section 5.2 herein. Interest will be payable on each of September 30 and March 31 (each an "Interest Payment Date") of each year this Note is outstanding. Interest shall
 ---------------------
accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance and shall continue until the following Interest Payment Date. Notwithstanding the foregoing, upon receipt of a notice of conversion in accordance with the provisions of Section 5 herein by either the Holder or the Company, interest shall be payable in full within five (5) days following conversion of the Note as to all accrued interest due on the principal sum outstanding under this Note that has been converted into the Company's Common Stock through such conversion date. Interest shall be calculated on the basis of a 360-day year and for the actual number of days elapsed. Interest hereunder will be paid to the person in whose name this Note is registered on the records of the Company regarding registration and transfers of the Note (the "Note Register"). All sums hereunder shall bear interest,
                  -------------
payable on demand, at the rate of 10% per annum from the Maturity Date through the date of payment or such earlier date in which this Note is accelerated or converted through and including the date of payment, or from the Interest Payment Date until the date of payment. All of the foregoing payments of interest (other than payments subsequent to the Maturity Date) shall be made in
(a) such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt, (b) in Common Stock (as defined in Section 6), or (c) in any combination of (a) and (b), at the Company's option (subject to the provisions of this Section 1.3 and Section 5.12). For purposes of clause (b), the value of one share of Common Stock shall be, on the Interest Payment Date, the Maturity Date or on the date of conversion of the Convertible Note pursuant to Section 5 hereof, as applicable, an amount that is equal to the average of the Per Share Market Value for one share of Common Stock for the twenty (20) Trading Days immediately preceding such date. Notwithstanding the foregoing, the Company is not permitted to pay any sums due hereunder in the Company's Common Stock at any time when resale of such Common Stock by the Holder shall be restricted or limited by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or shares of Common Stock are not listed for trading. Notwithstanding anything to the contrary contained herein, the Company may not issue shares of Common Stock in payment of the interest on principal if: (i) there is an insufficient number of authorized shares of Common Stock reserved (pursuant to Section 9.2 of the Securities Purchase Agreement, dated as of _______, 2001, executed by the Company and the original Holder, as amended from time to time (the "Purchase
                                                                    --------
Agreement")) for issue for full conversion of all of the Notes issued pursuant
---------
to the Purchase Agreement; (ii) such shares are not either registered for resale or freely transferable by the Holder without volume restrictions pursuant to Rule 144(k) promulgated under the Act, as determined by outside counsel to the Company reasonably acceptable to the Holder pursuant to a written opinion letter addressed and in form and substance acceptable to the Holder and the transfer agent for such shares; (iii) such shares are not listed or quoted on the American Stock Exchange or any Other Exchange (as defined in the Purchase Agreement); (iv) at any time when the Company is not in compliance with Section 5.10(g) of the Purchase Agreement with respect to such shares, (v) at any time when the issuance of such shares would violate the

                                       2
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listing agreement of the Company with the American Stock Exchange or any Other
Exchange (as defined in the Purchase Agreement) or (vi) an Event of Default has occurred and is continuing or an event that, with the passage of time or giving of notice or both would constitute an Event of Default, has occurred and is continuing.

      Section 2. Owner of Note. Prior to due presentment to the Company for
                 -------------
transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

      Section 3. Subordination.
                 -------------

          3.1 Note Subordinated to Senior Debt. The payment of principal of,
              --------------------------------
interest on, and all other amounts payable with respect to, this Note (collectively, the "Subordinated Payments") are hereby subordinated and junior
                    ---------------------
in right of payment, to the extent and in the manner set forth herein to all Senior Debt. As used herein, the term "Senior Debt" shall mean with respect to
                                       -----------
the Company (i) (A) all indebtedness for money borrowed from any bank, trust company, insurance company or other financial institution, including commercial paper and accounts receivable sold or assigned by the Company to such institutions outstanding as of ______ [the date of the Purchase Agreement], (B) all obligations of the Company as lessee under leases of real or personal property outstanding as of ________ [the date of the Purchase Agreement] and (C) any indebtedness or obligations from any refinancing, replacements or extensions of any of the foregoing to the extent that the principal amount so refinanced, replaced or extended is not increased as a result thereof, provided, any such indebtedness or obligation under this clause (i) is not convertible into Common Stock and (ii) (A) all other indebtedness for money borrowed from any bank, trust company, insurance company or other financial institution, including commercial paper and accounts receivable sold or assigned by the Company to such institutions designated as Senior by the Company in a written notice to the Holder and (B) all obligations of the Company as lessee under other leases of real or personal property designated as Senior Debt by the Company in a written notice to the Holder, provided, any such indebtedness or obligation under this clause (ii) is not convertible into Common Stock, provided further, that at no time shall the aggregate amount of principal and rental payments (as applicable) designated by the Company as Senior Debt pursuant to this clause (ii) exceed $20,000,000 (and any purported designation in excess thereof shall be void and of no effect). This Section 3 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, and such provisions are made for the benefit of the holders of Senior Debt. This Note is binding upon the Company and its permitted successors and assigns and the Holder and its endorsees, each of whom, by its acceptance of this Note, agrees to be bound by and comply with all of the provisions of this Note. For the avoidance of doubt, nothing in this Section 3.1 shall prohibit the Company from incurring indebtedness for money borrowed or obligations under leases not constituting Senior Debt hereunder.

                                       3
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          3.2 Payment Upon Dissolution, Etc. Upon any payment or distribution of
              -----------------------------
assets or securities of the Company of any kind or character, whether in cash, property or securities, by way of set-off or otherwise of the Company (all such payments and distributions being referred to collectively as "Distributions"), upon any dissolution, winding up, liquidation (partial or complete) or reorganization of the Company (whether voluntary or involuntary and whether in bankruptcy, insolvency, receivership or other proceedings, or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise), each of the Company and the Holder, by acceptance hereof, covenants and agrees that:

            (a) all Senior Debt shall first be paid in full, or provision made for such payment, in accordance with the terms of such Senior Debt and the documents evidencing such Senior Debt (hereinafter, "Senior Debt Documents") before any payment or distribution of any Distribution is made on account of any Subordinated Payments and before the Holder shall be entitled to retain any amounts so paid or distributed in respect thereof;

            (b) any payments or distribution of any Distribution to which the Holder would be entitled except for the provisions of this Section, shall be paid or delivered by the Company or any debtor, custodian, receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, directly to the holders of Senior Debt or their representative or representatives or to the trustee or agent under any Senior Debt Document, as their respective interests may appear, to the extent necessary to pay in full all Senior Debt remaining unpaid in accordance with the terms of such Senior Debt and the Senior Debt Documents, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Debt, before any payment or distribution is made to the Holder of this Note; and

            (c) in the event that, notwithstanding the foregoing, any payment or distribution of any Distribution shall be received by the Holder of this Note before all Senior Debt is paid in full, or provision made for the payment thereof, in accordance with the terms of such Senior Debt and the Senior Debt Documents, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Debt or their representative or representatives, or to the trustee or agent under any Senior Debt Document, as their respective interests may appear, to the extent necessary to pay in full all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

          The Company shall give prompt written notice to the holders of the Convertible Notes of any dissolution, winding up, total liquidation or reorganization of the Company within the meaning of this Section 3.2. Upon any payment or distribution of assets of the Company referred to in this Section 3.2, the holders of the Convertible Notes shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other liquidating agent making such payment or distribution, delivered to the holders of the Notes, for the purpose of ascertaining the

                                       4
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persons entitled to participate in such distribution, the holders of the Senior
Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 3.2.

          3.3 No Payment Under Certain Circumstances. No cash payment shall be
              --------------------------------------
made or agreed to be made, directly or indirectly, in cash, property or securities, or by way of set-off or otherwise, by the Company of any Subordinated Payment with respect to this Note if, at the time of such payment or immediately after giving effect thereto, the Company shall be in default in the payment of any principal of, premium, if any, or interest on, or any other amounts due with respect to, any Senior Debt.

          3.4 No Impairment. Nothing contained in this Note is intended to or
              -------------
shall impair, as between the Company, its creditors other than the holders of Senior Debt and the Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Holder, subject to the rights of the holders of Senior Debt, this Note, as and when the same shall become due and payable in accordance with its terms (subject to the applicable requirements of the Internal Revenue Code concerning withholding of taxes), or is intended to or shall affect the relative rights of the holders and creditors of the Company other than the holders of Senior Debt, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law or under the terms of this Note subject to the rights, if any, under this Note, of the holders of Senior Debt in respect of Distributions received upon the exercise of any such remedy.

          3.5 Subrogation. Subject to the payment in full of all Senior Debt at
              -----------
the time outstanding, the Holder shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which, by its express terms, ranks on a parity with this Note and is entitled to like rights of subrogation) to the rights of the holders of Senior Debt (to the extent of payments or distributions previously made to such holders of Senior Debt pursuant to this
Note) to receive payments or distributions of assets or securities of the Company payable or distributable to holders of the Senior Debt until all Subordinated Payments with respect to this Note shall be paid in full. For purposes of such subrogation, no payments or distributions on the Senior Debt shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holder, be deemed to be a payment of distribution by the Company to or on account of the Senior Debt, and no payments or distributions to the Holder of assets or securities by virtue of the subrogation herein provided for shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holder, be deemed to be a payment to or on account of this Note. The provisions of this Section are and are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of Senior Debt, on the other hand.

          3.6 No Impairment of Rights. No right of any present or future holder
              -----------------------
of any Senior Debt of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Note,

                                       5
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regardless of any knowledge thereof with which any such holder may have or be otherwise charged.

          3.7 Waiver of Notice. The Holder, by its acceptance hereof, waives all
              ----------------
notice of the acceptance of the subordination provisions contained herein by each holder of Senior Debt, whether no outstanding or hereafter incurred, and waives reliance by each such holder upon such provisions.

          3.8 Subordination Rights Not Impaired by Acts/Omissions of the Company
              ------------------------------------------------------------------
or Holders of Senior Debt. The holders of Senior Debt may at any time or from
-------------------------
time to time, and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, renew or alter, any Senior Debt, or amend or supplement any Senior Debt Document, or exercise or refrain from exercising any other of their rights under the Senior Debt including without limitation the waiver of default hereunder, all without notice to or assent from the Holder. No right of any present or future holders of any Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder or by any noncompliance by the Company with the terms of this Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

      Section 4. Default.
                 -------

          4.1 Event of Default. As used herein, the term "Event of Default",
              ----------------                            ----------------
means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any Federal, state, local or foreign administrative or governmental body):

            (a) any default in the payment of the principal of, interest on or liquidated damages in respect of, this Note, as and when the same shall become due and payable on the Conversion Date, the Maturity Date, by acceleration or otherwise and which for payments of interest only shall continue for a period of three (3) days after the date such payment was due;

            (b) any representation or warranty of the Company shall prove to have been incorrect when given under this Note, the Purchase Agreement or under any document delivered hereunder or thereunder;

            (c) the Company shall fail to observe or perform in any covenant or agreement under, or otherwise commit any breach of, this Note or the Purchase Agreement, and such failure or breach shall not have been remedied within 30 days after the date on which notice of such failure or breach shall have been given;

            (d) the Company or any of its subsidiaries shall commence, or there shall be commenced against such entity a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the

                                       6
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      Company or any of its subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company or any subsidiary thereof shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company or any subsidiary thereof shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing; or

            (e) the Common Stock shall be delisted from the American Stock Exchange or any other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon without being relisted or having such suspension lifted, as the case may be, within 30 Trading Days.

          4.2 Effect of Event of Default. If during the time that any portion of
              --------------------------
this Note remains outstanding, any Event of Default occurs and is continuing, and in every such case, then the Holder may, by notice to the Company, declare the full principal amount of this Note, together with all accrued but unpaid interest hereon and other amounts owing hereunder to the date of acceleration, to be immediately due and payable in cash without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything herein contained to the contrary, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

      Section 5. Conversion.
                 ----------

          5.1 Conversion by Holder. Subject to Sections 5.11 and 5.12 and the
              --------------------
last sentence of this Section, at any time upon fifteen (15) days' prior written notice to the Company at any time and from time to time from the date hereof and prior to the close of business on the Maturity Date or earlier as set forth in this Section 5, the principal sums due under this Note shall be convertible into shares of Common Stock at the Conversion

                                       7
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Price, at the option of the Holder in whole or in part. The Company may waive the fifteen (15) day notice requirement at its sole discretion as to any Holder or Holders. The Holder shall effect conversions by surrendering this Note (or such portions thereof) to be converted, together with the form of conversion notice attached hereto as Exhibit A (the "Holder Conversion Notice") to the
                                          ------------------------
Company. Each Holder Conversion Notice shall specify the principal amount of this Note to be converted (which may not be less than $100,000 or such lesser principal amount of this Note then held in the aggregate by such Holder) and the date on which such conversion is to be effected (which, in any event, shall be no less than fifteen (15) days from the date of such notice unless waived by the Company as set forth above) (the "Holder Conversion Date"). If no Holder
                                  ----------------------
Conversion Date is specified in a Holder Conversion Notice, the Holder Conversion Date shall be the date that is fifteen (15) days after the date that the Holder Conversion Notice is deemed delivered pursuant to Section 5.10. Each Holder Conversion Notice may be revoked and rescinded at the election of the Holder exercised in its sole discretion prior to the Holder Conversion Date. If the Holder is converting less than all of the principal amount represented by this Note or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 5.10) a new Note for such principal amount as has not been converted. Interest on the Note shall continue to accrue through the Holder Conversion Date. Notwithstanding the foregoing, no Holder shall be permitted to exercise its conversion rights under this Section if and to the extent that (i) such Holder is (or as a result of such conversion would become) an Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of the Company and, as a result of such Affiliate status, the resale by the Holder of such Common Stock would be restricted or limited by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or (ii) the issuance of Common Stock upon conversion would violate the listing agreement of the Company with the American Stock Exchange or any Other Exchange (as defined in the Purchase Agreement).

          5.2 Company Conversion. Subject to Section 5.12 and this Section 5.2,
              ------------------
at the Company's option, at any time on or after March 31, 2002, the principal amount of this Note may be prepaid in whole or in part by (a) conversion of such principal sums into shares of Common Stock at the Conversion Price, (b) cash or
(c) any combination of payment in Common Stock at the Conversion Price and cash; provided, however, that the Company is not permitted to deliver a Company Conversion Notice (as defined below) payable in whole or in part in Common Stock, (i) at any time when the public resale of such Common Stock by the Holder shall be restricted or limited (as to amount or timing) by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or any applicable state securities laws (including, without limitation, by reason of the Holder's status as an Affiliate of the Company or the failure of the Company to effect a registration statement, and as a consequence of such failure such Common Stock is not freely tradable by the Holder), (ii) at any time when shares of Common Stock are not listed for trading on the American Stock Exchange or any Other Exchange (as defined in the Purchase Agreement), (iii) at any time when the Company is not in compliance with Section 5.10(g) of the Purchase Agreement with respect to such Common Stock, (iv) at any time when the issuance of Common Stock

                                       8
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upon conversion would violate the listing agreement of the Company with the
American Stock Exchange or any Other Exchange (as defined in the Purchase Agreement) or (v) if an Event of Default has occurred and is continuing or an event that, with the passage of time or giving of notice or both would constitute an Event of Default, has occurred and is continuing. The Company shall effect such conversion by delivering to the Holder a written notice in the form attached hereto as Exhibit B (the "Company Conversion Notice"), which
                                        -------------------------
Company Conversion Notice, once given, shall be irrevocable. Each Company Conversion Notice shall specify the principal amount together with accrued interest of this Note (which may not be less than $100,000 or such lesser principal amount and accrued interest of this Note then held in the aggregate by such Holder) to be converted. The Company shall deliver such Company Conversion Notice at least fifteen (15) days before the date of conversion (such date being hereinafter referred to as the "Company Conversion Date"). Upon its receipt of a
                                -----------------------
Company Conversion Notice, the Holder shall surrender the principal amount of this Note subject to such notice at the office of the Company or of any transfer agent for this Note or Common Stock. If the Company is converting less than the aggregate principal amount of this Note, the Company shall, upon conversion of the principal amount of this Note subject to such Company Conversion Notice and receipt of this Note surrendered for conversion, deliver to the Holder, a replacement Note for such principal amount of this Note as has not been converted. Each of a Holder Conversion Notice and a Company Conversion Notice is sometimes referred to herein as a "Conversion Notice," and each of a "Holder
                                   -----------------                  ------
Conversion Date" and a "Company Conversion Date" is sometimes referred to herein
---------------
as a "Conversion Date."
      ---------------

          5.3 Delivery of Certificates. Not later than five (5) Trading Days
              ------------------------
after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions representing the number of shares of the Common Stock being acquired upon the conversion of the Note, (ii) a new Note in a principal amount equal to the principal amount of the Note not converted; and (iii) a check in the amount of all accrued and unpaid interest (if the Company has elected to pay accrued interest in cash), together with all other amounts then due and payable in accordance with the terms hereof, in respect of the portion of this Note tendered for conversion or, if the Company has elected to pay accrued interest in shares of the Common Stock, certificates, which shall be free of restrictive legends and trading restrictions, representing such number of shares of the Common Stock as equals such interest due as set forth in Section 1.3 herein; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of the principal amount of this Note until this Note is either delivered for conversion to the Company or any transfer agent for this Note or the Common Stock, or the Holder notifies the Company that such Note has been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith (in which case the Company shall issue a replacement Note in like principal amount). The Company shall, upon request of the Holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such

                                       9
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certificate or certificates, including for purposes hereof, any shares of the
Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, are not delivered to or as directed by the applicable Holder by the fifth Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the Note tendered for conversion.

          If the Company shall fail to issue to a Holder on a timely basis as described in this Section 5.3 the number of shares of Common Stock to which such Holder is entitled upon such Holder's conversion of this Convertible Note, the Company shall pay damages to such Holder equal to the greater of (A) actual damages incurred by such holder as a result of such Holder's having needed to "buy in" shares of Common Stock to satisfy its securities delivery requirements ("Buy In Actual Damages") and (B) on each date such conversion is not timely
  ---------------------
effected, an amount equal to one percent (1%) of the product of (A) the number of shares of Common Stock not issued to the Holder on a timely basis and to which such holder is entitled and (B) the Closing Bid Price of the Common Stock on the last possible date on which the Company could have issued such Common Stock to such holder with out violating this Section 5.3.

          5.4***

---------------------------

/1/  Determined in accordance with the provisions of the Purchase Agreement.

                                      10
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          5.5 Adjustments to Conversion Price. The Conversion Price and number
              -------------------------------
of shares of Common Stock issuable upon conversion of this Note are subject to adjustment from time to time as set forth in this Section 5.5. Upon each such adjustment of the Conversion Price pursuant to this Section 5.5, the Holder shall thereafter be entitled to convert this Note, at the Conversion Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon conversion of this Note immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment.

            (a) If the Company shall at any time while this Note is outstanding
      (i) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of the Common Stock, (ii) subdivide outstanding shares of the Common Stock into a larger number of shares, or
      (iii) combine outstanding shares of the Common Stock into a smaller number of shares, the Conversion Price then in effect shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section 5.5(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

            (b) If the Company shall at any time while this Note is outstanding, issue rights or warrants to all holders of the Common Stock (and not to the Holder in its capacity as holder of this Note in an amount equal to its pro rata portion as if this Note had been converted into Common Stock on the record date therefor) entitling them to subscribe for or purchase shares of the Common Stock at a price per share less than the Per Share Market Value of the Common Stock at the record date mentioned below, the Conversion Price then in effect shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of the Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section 5.5(b), if any such right or warrant shall expire and shall not have been exercised, the

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      Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section 5.5 after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

            (c) If the Company shall at any time while this Note is outstanding, distribute to all holders of the Common Stock (and not to the Holder in its capacity as holder of this Note in an amount equal to its pro rata portion as if this Note had been converted into Common Stock on the record date therefor) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any Company security (excluding those referred to in Sections 5.5 (a) and (b) above), then in each such case the Conversion Price at which the Note shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed as determined by the Board of Directors in good faith applicable to one outstanding share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

            (d) All calculations under this Section 5.5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

            (e) Whenever the Conversion Price is adjusted pursuant to Section
      5.5 (a),(b) or (c), the Company shall promptly mail to the Holder of this
      Note in accordance with Section 5.10, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

            (f) In case of any reclassification or change of the shares of Common Stock issuable upon conversion of this Note (other than a change in par value, or as a result of a subdivision or combination (covered by (a) above), but including any change in the shares into one or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive shares of stock (other than Common Stock), other securities, property or cash) of the shares of Common Stock (other than a change in par value, or as a result of a subdivision or combination, but including any change in the shares into one or more classes or

                                      12
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      series of shares), then the Holder shall have the right thereafter to convert this Note only into the shares of stock and other securities of the Company and property receivable or deemed to be held by holders of Common Stock following such reclassification, change, consolidation or merger, and the Holder shall thereafter upon conversion of this Note be entitled to receive such amount of securities or property attributable to the number of shares of Common Stock such Holder would have been entitled to receive had such Holder converted this Note immediately prior to such action. The terms of any such reclassification or other action shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 5.5(f) upon any exercise following such reclassification or other action.

            (g) In case of any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall (i) execute an agreement, signed by the successor, leasing or purchasing corporation and the Holder, providing that the Holder shall have the right thereafter to receive upon conversion of this Note, solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock for which this Note might have been converted immediately prior to such consolidation, merger, sale, lease or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in this Section 5.5.

            (h) If:

                  A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                  B. the Company shall declare a special nonrecurring cash dividend on or a redemption (other than redemptions of the stock of employees upon their termination of employment with the Company) of its Common Stock or

                  C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                  D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the

                                      13
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                        Common Stock of the Company, any consolidation or merger
                        to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common
                        Stock is converted into other securities, cash or property; or

                  E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder of this Note at its last address as it shall appear upon the stock books of the Company, no later than forty-five (45) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Note during the period commencing the date of such notice to the effective date of the event triggering such notice.

          5.6 Conditions Adversely Affecting Holder. If at any time conditions
              -------------------------------------
shall arise by reason of action taken by the Company which in the good faith opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might adversely affect the rights of the Holder (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the adverse effects of such action on the rights of the Holder at least thirty (30) calendar days prior to the effective date of such action, and an appraiser mutually acceptable to the Holder and the Company shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 5), of the Conversion Price (including, if necessary, any adjustment as to the securities into which this Note may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the Holder. The determination of the appraiser shall be final.

          5.7 Reservation of Common Stock. The Company covenants that it will at
              ---------------------------
all times reserve and keep available out of its authorized and unissued shares of

                                      14
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EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Common Stock solely for the purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, such number of shares of Common Stock as shall be from time to time sufficient to effect the conversion of this Note (taking into account the adjustments and restrictions of Section 5.5) and payment of interest hereunder in Common Stock in accordance with the terms hereof and of the Purchase Agreement. The Company covenants that all shares of the Common Stock that shall be so issuable, when issued, shall be duly and validly authorized, issued and fully paid, nonassessable, shall be issued to the Holder pursuant to an effective registration statement in compliance with the Securities Act, and shall be freely tradable.

          5.8 No Fractional Shares. Upon a conversion hereunder the Company
              --------------------
shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Conversion Price at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          5.9 Payment of Transfer Taxes, Etc. The issuance of certificates for
              ------------------------------
shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          5.10 Notices. Any and all notices or other communications or
               -------
deliveries to be provided by the Holder of this Note hereunder, including, without limitation, any Holder Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 150 Dan Road, Canton, MA 02021 (facsimile number
(781) 575-1570, Attention: Philip M. Laughlin, President and Chief Executive Officer and John Arcari, Chief Financial Officer, with copy to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 Attention:
Ezra G. Levin, Esquire (facsimile number (212) 715-8000), or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Holder of this Note at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder with a copy to Dewey

                                      15
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EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019,
Attention: Morton A. Pierce, Esquire (facsimile no.: (212) 259-6333). Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such date is a Business Day and such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Eastern Standard time), (ii) the Business Day immediately succeeding the date of transmission, if such date of transmission is not a Business Day or such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:30 p.m. (Eastern Standard time) on any date and earlier than 11:59 p.m. (Eastern Standard time)on such date, (iii) four days after deposit in the United States mails, (iv) the Business Day following the date of mailing, if send by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

          5.11***

          5.12***

                                      16
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      Section 6. Definitions. For the purposes hereof, the following terms shall
                 -----------
have the following meanings:

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a legal holiday or a day on which banking institutions in Boston are authorized or required by law or other government action to close.

          "Common Stock" means the common stock, $.01 par value per share, of
           ------------
the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

          "Original Issue Date" shall mean the date of the first issuance of
           -------------------
this Note regardless of the number of transfers of this Note and regardless of the number of instruments which may be issued to evidence this Note.

          "Per Share Market Value" means on any particular date (a) the closing
           ----------------------
price per share of the Common Stock on such date on the American Stock Exchange or other stock exchange or quotation system on which the Common Stock is then listed or if there is no such price on such date, then the closing price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the American Stock Exchange or any stock exchange or quotation system, the closing price for a share of Common Stock in the OTC Bulletin Board or the over-the-counter market, as reported by the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") mutually selected in good faith by the Holders of a majority in interest of the Notes and


                                      17
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the Company.  Any determination made by the Appraiser shall be final and binding upon the Company and the Holder.

          "Person" means a corporation, an association, a partnership,
           ------
organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

          "Trading Day" means (a) a day on which the Common Stock is traded on
           -----------
the American Stock Exchange or other stock exchange or market on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the American Stock Exchange or any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

      Section 7. No Impairment. Except as expressly provided in Section 3 or as
                 -------------
elsewhere provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the securities, coin and currency, herein prescribed.

      Section 8. Indemnity. The Company hereby agrees to indemnify the holder of
                 ---------
this Note against, and hold the holder hereof harmless from, any and all claims, losses, costs and expenses incurred by the holder hereof incidental to or in any way relating to the enforcement of this Note, the protection of its rights hereunder or the transactions contemplated hereby, including but not limited to reasonable attorneys' fees and expenses incurred by the holder hereof (whether or not a proceeding has been commenced).

      Section 9. Submission to Jurisdiction. The Company and, by its acceptance
                 --------------------------
hereof, the Holder each hereby (i) irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in New York City, in the Borough of Manhattan, solely for the purposes of any suit, action or proceeding arising out of or related to the transactions contemplated by this Note; (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in any court of the State of New York or of the United States sitting in New York City, in the Borough of Manhattan, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum; and (iii) irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at the address appearing below its signature on the signature page hereof or, in the case of the Holder, to the Holder at __________________, such service to become effective 30 days after such mailing or in any other manner permitted by applicable law. In connection with the service of any such legal process, the Company and the Holder each hereby agrees that service of process as provided above shall be deemed adequate service. Nothing contained herein shall

                                      18
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CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

preclude the Company or the Holder from instituting legal proceedings in the courts of any other jurisdiction having or claiming jurisdiction in respect of this Note.

      Section 10. No Right As Stockholder. This Note shall not entitle the
                  -----------------------
Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

      Section 11. Lost Note. If this Note shall be mutilated, lost, stolen or
                  ---------
destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity (which, in the case of the original Holder hereof, shall be in the form of its unsecured indemnity agreement), if requested, all reasonably satisfactory to the Company.

      Section 12. Governing Law; Waiver of Jury Trial. This Note shall be
                  -----------------------------------
governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF, BASED UPON, OR IN ANY WAY CONNECTED TO, THIS NOTE.

      Section 13. Waivers. Any waiver by the Company or the Holder of a breach
                  -------
of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

      Section 14. Invalidity. If any provision of this Note is invalid, illegal
                  ----------
or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      Section 15. Business Day. Whenever any payment or other obligation
                  ------------
hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

                                      19
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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                              ORGANOGENESIS, INC.



                              By:________________________________
                                 _______________, President and

                                 Chief Executive Officer

Attest:



By:
   -------------------------
   Name:
   Title:

                                      20
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                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby elects to convert Note No. [ ] into shares of Common Stock, $.01 par value per share (the "Common Stock"), of ORGANOGENESIS, INC.
                                      ------------
(the "Company") according to the conditions hereof, as of the date written
      -------
below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:


                    ------------------------------------------------------------
                    Date to Effect Conversion

                    ------------------------------------------------------------
                    Principal Amount of Note to be Converted

                    ------------------------------------------------------------
                    Remaining Principal Balance Following Note Conversion

                    ------------------------------------------------------------
                    Number of shares of Common Stock to be Issued

                    ------------------------------------------------------------
                    Applicable Conversion Price

                    ------------------------------------------------------------
                    Signature

                    ------------------------------------------------------------
                    Name

                    ------------------------------------------------------------
                    Address

The Company undertakes to promptly upon its receipt of this conversion notice (and, in any case prior to the time it effects the conversion requested hereby), notify the converting holder by facsimile of the number of shares of Common Stock outstanding on such date and the number of shares of Common Stock which would be issuable to the holder if the conversion requested in this conversion notice were effected in full.


                                      A-1
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                                    EXHIBIT B

                               ORGANOGENESIS INC.

                       NOTICE OF CONVERSION OR REDEMPTION

                         AT THE ELECTION OF THE COMPANY

The undersigned in the name and on behalf of ORGANOGENESIS, INC. (the "Company") hereby notifies the addressee hereof that the Company hereby elects to exercise its right to [convert [in part] the above Note No. [ ] into shares of Common Stock, $.01 par value per share (the Common Stock ), of the Company] [and to] [redeem [in part] the above Note No. [ ] in cash] according to the conditions hereof, as of the date written below. No fee will be charged to the Holder for any conversion hereunder, except for such transfer taxes, if any, which may be incurred by the Company if shares are to be issued in the name of a person other than the person to whom this notice is addressed.

Conversion calculations:



                    ------------------------------------------------------------
                     Date to Effect Conversion or Redemption

                    ------------------------------------------------------------
                    Principal Amount of Note to be Converted or Redeemed

                    ------------------------------------------------------------
                    Remaining Principal Balance Following Note Conversion

                    ------------------------------------------------------------
                    Amount of payment in cash, if any

                    ------------------------------------------------------------
                    Number of shares of Common Stock to be Issued, if any

                    ------------------------------------------------------------
                    Applicable Conversion Price

                    ------------------------------------------------------------
                    Signature

                    ------------------------------------------------------------
                    Name:

                    ------------------------------------------------------------
                    Address:

                                                                       EXHIBIT B

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EXCHANGE COMMISSION.  ASTERISKS DENOTE OMISSIONS.


                          CERTIFICATE OF DESIGNATION

                                      for

                SERIES D CONVERTIBLE REDEEMABLE PREFERRED STOCK

                                      of

                              ORGANOGENESIS, INC.

                        Pursuant to Section 151 of the

               General Corporation Law of the State of Delaware

     ORGANOGENESIS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that pursuant to the authority conferred on the board of directors of the Corporation (the "Board of Directors") by the Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation") of the Corporation and in accordance with
Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors adopted the following resolution establishing a series of 20,000 shares of preferred stock of the Corporation designated as "Series D Convertible Redeemable Preferred Stock" in accordance with provisions 242 and 245 of the General Corporation Law of the State of Delaware and written notice of such adoption has been given to all stockholders who have not so consented in writing:

     RESOLVED, that pursuant to the authority conferred on the Board of Directors by the Certificate of Incorporation, a series of preferred stock, par value $0.001 per share, of the Corporation is hereby established and created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative participating, optional or other special rights of, the shares of such Series D Preferred Stock and the qualifications, limitations and restrictions thereof are as follows:

                Series D Convertible Redeemable Preferred Stock
                -----------------------------------------------

          1. Designation and Amount. (a) Twenty-thousand shares, par value $.001 per share, of authorized Preferred Stock of the Corporation are hereby designated "Series D Convertible Redeemable Preferred Stock" (hereinafter "Series D Preferred Stock"). The powers, designations, preferences and relative, participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, the Series D Preferred Stock shall be as set forth in this Certificate of Designation.

          (b) Notwithstanding any other provision in this Certificate of Designation of the Series D Preferred Stock (the "Certificate of Designation") to the contrary, such series shall be senior to all other classes of preferred stock of the Corporation (except to the extent otherwise expressly provided for herein) and to the common stock, par value $.01 per share, of the

                                       1

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Corporation (the "Common Stock") with respect to dividends and the distribution of assets upon liquidation, dissolution or winding up. Such number of shares may be increased or decreased by resolution of the Board of Directors, subject to the provisions of Section 7 hereof; provided, however, that no decrease shall reduce the number of shares of Series D Preferred Stock to fewer than the number of shares then issued and outstanding.

          2. Dividends and Distributions. (a) In each fiscal year of the Corporation, the holders of the Series D Preferred Stock shall be entitled to receive, prior to any dividends or other distribution (whether in cash, securities or other property) being declared and paid upon or set aside for any share of Junior Stock (other than a dividend or distribution declared and made upon conversion for which adjustment to the Conversion Price have been made in accordance with Section 5) in such fiscal year, when and as declared by the Board of Directors of the Corporation out of the funds legally available for that purpose, dividends payable in cash on each outstanding share of Series D Preferred Stock in an amount per share for such fiscal year at least equal to the product of (i) the per share value, if any, of the dividend or other distribution (whether in cash, securities or other property) declared, paid or set aside for the Junior Stock during such fiscal year, multiplied by (ii) the quotient obtained by dividing (A) the Liquidation Price by (B) the applicable Conversion Price.

          (b) In addition to the foregoing, subject to the rights of the holders of any series or class of capital stock ranking prior, and superior to, or pari passu with, the shares of Series D Preferred Stock with respect to dividends, the holders of the shares of Series D Preferred Stock shall be entitled to receive, prior to any dividends or other distribution (whether in cash, securities or other property) being declared and paid upon or set aside for any share of Junior Stock (other than a dividend or distribution declared and made upon conversion for which adjustment to the Conversion Price shall have been made in accordance with Section 5) in such fiscal year, as, when and if declared by the Board of Directors, out of assets legally available for that purpose, dividends or distributions in securities of the Corporation or in assets of the Corporation.

          (c) If any of the assets or other property of the Corporation are to be paid out pursuant to Section 2(a) or 2(b), then the Board of Directors shall promptly engage, at the Corporation's expense, an independent appraiser, which appraiser shall be acceptable to the holders of at least a majority of the shares of the Series D Preferred Stock then outstanding, to determine the value of the assets to be distributed. The determination of the appraiser shall be final.

          (d) If the securities of the Corporation to be used in the payment of any dividend to the holders of the Series D Preferred Stock are listed on a national securities exchange, then such securities of the Corporation shall be valued at the average of their median sales price (as hereinafter defined) for the twenty consecutive trading days immediately preceding the record date for such dividend (the "Record Date"). For purposes of this Subsection 2(d), median sales price of such securities of the Corporation for any trading day

                                       2
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EXCHANGE COMMISSION.  ASTERISKS DENOTE OMISSIONS.

shall mean the average of the high and low sales prices of such securities of the Corporation on such day, or, if no sales of such securities of the Corporation were made on such trading day, then the average of the high bid and low asked price for such securities of the Corporation on such trading day.

          (e) If the securities of the Corporation to be used in payment of any dividend to the holders of the Series D Preferred Stock are not listed on a national securities exchange, then such securities of the Corporation shall be valued at the average of their median bid and asked price (as hereinafter defined) for the twenty consecutive trading days immediately preceding the Record Date. For purposes of this Subsection 2(e), median bid and asked price of the securities of the Corporation for any day shall mean the average of the high bid and low asked price for such securities of the Corporation for such day. For purposes of the preceding sentence, the high bid and low asked price of securities of the Corporation shall be those prices obtained from one or more member firms of The National Association of Securities Dealers, Inc. who make a market in such securities of the Corporation and who are chosen by the Board of Directors from time to time expressly for the purpose of supplying such prices.

          3. Liquidation Preference. (a) In the event of a (i) liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary,
(ii) a sale or other disposition of all or substantially all of the assets of the Corporation, (iii) any consolidation, merger, combination, reorganization or other transaction in which the Corporation is not the surviving entity or in which shares of Common Stock constituting 50% or more of the voting power of the Corporation are exchanged for or changed into stock or securities of another entity, cash and/or any other property (a "Merger Transaction") (each of items
(i), (ii) and (iii) individually and collectively being referred to as a "Liquidation Event"), after payment or provision for payment of outstanding debt obligations and other liabilities of the Corporation and after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series D Preferred Stock (collectively referred to as "Senior Preferred Stock"), the holders of the Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation then remaining, whether such assets are capital, surplus, or earnings, an amount equal to $1,000.00 per share, plus declared but unpaid dividends (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares as so adjusted, the "Liquidation Price") and such payment shall be made before any payment or declaration and setting apart for payment of any amount shall be made in respect of any Junior Stock of the Corporation. If any of the assets of the Corporation are to be paid out upon the occurrence of a Liquidation Event, then the Board of Directors shall promptly engage, at the Corporation's expense, an independent appraiser, which appraiser shall be acceptable to the holders of at least a majority of the shares of the Series D Preferred Stock then outstanding, to determine the value of the assets to be distributed to the holders of the Series D Preferred Stock, except that the value of any security which is listed on any national securities exchange or quoted in the NASDAQ System or the over-the-counter market shall be based upon the average closing price of the security for the twenty (20) consecutive trading days immediately prior to the

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record date. If upon any Liquidation Event, whether voluntary or involuntary, the assets to be distributed to the holders of the Series D Preferred Stock shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then all of the assets of the Corporation to be distributed shall be so distributed ratably to the holders of the Series D Preferred Stock on the basis of the number of shares of Series D Preferred Stock held. All shares of Series D Preferred Stock shall rank as to payment upon the occurrence of any Liquidation Event senior to the Common Stock and to other classes of Preferred Stock, unless the terms of such other class of Preferred Stock shall provide otherwise.

          (b) After the payment in full of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series D Preferred Stock and any other class or series of stock of the Corporation ranking in liquidation on a parity with the Series D Preferred Stock upon the occurrence of a Liquidation Event, thereafter the holders of shares of Common Stock (but not the holders of Series D Preferred Stock) shall be entitled to be paid out of the assets of the Corporation then remaining, whether such assets are capital, surplus or earnings, an amount per share equal to the quotient obtained by dividing the Liquidation Price by the Conversion Rate. If, upon any Liquidation Event, whether voluntary or involuntary, the assets to be distributed to the holders of the Common Stock shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then all the assets of the Corporation to be distributed shall be so distributed ratably to the holders of Common Stock on the basis of the number of shares of Common Stock held.

          (c) After the payment of all amounts required to be paid pursuant to Sections 3(a) and 3(b) above, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Series D Preferred Stock and the holders of Common Stock pro rata based on the number of shares of Common Stock held by each, determined on an as-if converted basis (assuming full conversion of all Series D Preferred Stock then outstanding).

          4. Voting Rights. Except as may be otherwise provided in this Certificate of Designation, the Certificate of Incorporation, the By-Laws of the Corporation or any applicable law, the Series D Preferred Stock shall not be entitled to any voting rights in respect of any matters affecting the Corporation. At any time when shares of Series D Preferred Stock are outstanding, the Corporation shall not, without the prior consent of the holders of record of at least a majority of the outstanding Series D Preferred Stock given in writing or by vote at a meeting:

          (a) create, authorize the creation of, or issue any equity security of the Corporation which ranks on parity with (but only to the extent the liquidation preference of such security is greater than the aggregate proceeds to be received by the Corporation from the sale of such security) or senior to the Series D Preferred Stock as to dividends, voting rights or the distribution of assets (upon liquidation or otherwise), in whole or in part, or create, authorize or issue any obligation or security (debt or equity) convertible into or exercisable or exchangeable

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for shares of any equity security of the Corporation if the same ranks on parity with (but only to the extent the liquidation preference of such security is greater than the aggregate proceeds to be received by the Corporation from the sale of such security) or senior to the Series D Preferred Stock as to dividends, voting rights or the distribution of assets (upon liquidation or otherwise), in whole or in part, whether any such creation, authorization or issuance shall be by means of amendment to the Corporation's Certificate of Incorporation, or by merger, consolidation or otherwise;

          (b) Amend, alter, repeal or modify (i) any of the rights, preferences or privileges of the Series D Preferred Stock as set forth in the Certificate of Incorporation or this Certificate of Designation or (ii) any other provision of the Certificate of Incorporation, this Certificate of Designation or the Corporation's By-Laws if such amendment, alteration, repeal or modification would have a material adverse effect on the rights of the holders of the Series D Preferred Stock;

          (c) Redeem, repurchase or otherwise acquire (i) any Preferred Stock ranking on parity with the Series D Preferred Stock as to dividends or liquidation, or any securities convertible into or exercisable or exchangeable for any Preferred Stock or other equity securities of the Corporation ranking on parity with the Series D Preferred Stock as to dividends or liquidation or (ii) any Junior Stock.

5.  Conversion.

          (a) Right of Conversion. The shares of Series D Preferred Stock shall be convertible at any time prior to the date on which the Corporation shall have issued a Redemption Notice (only for cash and only for all outstanding shares of Series D Preferred Stock), in whole or in part at the option of the holder thereof and upon notice to the Corporation as set forth in Subsection 5(d) (a "Conversion Notice"), into shares of Common Stock at the Conversion Price (as defined below).

          (b) No Fractional Shares. No fractional share of Common Stock shall be issued upon conversion of the Series D Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the Conversion Price.

          (c) Conversion Price. The conversion price per share of Common Stock shall mean (i) with respect to the First Put Option Closing, either *** Each share of Series D Preferred Stock shall be convertible (the "Conversion Rate") into that number of shares of Common Stock as is equal to the quotient obtained from dividing (A) the Liquidation Price by (B) the applicable Conversion Price.

     The Corporation shall prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Corporation setting forth the Conversion Price as calculated in accordance with Section 5 hereof

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and subject to adjustment as provided herein. Such certificate shall forthwith be filed with the Transfer Agent and simultaneously mailed to the registered holders of Series D Preferred Stock at their last addresses as they shall appear upon the stock transfer books of the Corporation.

          (d) Conversion Procedures. In order for a holder of Series D Preferred Stock to convert such shares into Common Stock, such holder shall surrender the certificate or certificates evidencing such shares of Series D Preferred Stock to the office of the Transfer Agent for the Series D Preferred Stock, which certificate or certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by written notice (the "Conversion Notice") to the Corporation that the holder elects so to convert such shares of Series D Preferred Stock and specifying the name or names (with address) in which a certificate or certificates evidencing shares of Common Stock are to be issued. Notwithstanding the foregoing sentence, a holder of Series D Preferred Stock may rescind a Conversion Notice at any time prior to the date on which the Corporation shall have delivered certificates evidencing the number of full shares of Common Stock to which such holder shall be entitled upon conversion.

     The Corporation shall, as soon as practicable, and no later than three business days after such deposit of certificates evidencing shares of Series D Preferred Stock to the office of the Transfer Agent and compliance with any other conditions herein contained, deliver at such office of such Transfer Agent to the person for whose account such shares of Series D Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, subject to Section 5(b). Subject to the following provisions of this paragraph, such conversion shall be deemed to have been made as of the date of such surrender of the shares of Series D Preferred Stock to be converted and delivery of the shares of Common Stock issuable therefor, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series D Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date; provided, however, that no holder shall be permitted to exercise its conversion rights and the Corporation shall not be required to convert any shares of Series D Preferred Stock to the extent that the holder is (or if as a result of the issuance of shares of Common Stock would become) an Affiliate of the Corporation as such term is defined in Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and, as a result of such Affiliate status, the resale by the holder of such Common Stock would be restricted or limited by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or any applicable state securities laws, in which case the holder shall be required to maintain the balance of its holdings of shares of Series D Preferred Stock surrendered for conversion until resale of the underlying shares of Common Stock may be effected either (i) pursuant to an effective registration statement or (ii) pursuant to a legal opinion addressed to the holder of such Series D Preferred Stock from counsel to the holder to the effect that registration is not necessary.

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          (e) Reservation of Shares; Transfer Taxes, Etc. The Corporation shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series D Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall be sufficient to effect the conversion of all shares of Series D Preferred Stock from time to time outstanding. The Corporation shall, in accordance with the laws of the State of Delaware, take all necessary actions to increase the authorized number of shares of Common Stock if at any time the number of shares of authorized, unissued and unreserved Common Stock shall not be sufficient to permit the conversion of all the then-outstanding shares of Series D Preferred Stock. The issuance of certificates for Common Stock will be made by the Corporation without charge to the holders of such shares for any issuance tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issuance of such stock.

     The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that in which the shares of Series D Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or need not be paid.

          (f)  Prior Notice of Certain Events.  In case:

               (1) the Corporation shall declare any dividend (or any other distribution); or

               (2) the Corporation shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

               (3) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, change in par value, or from par value to no par value, or from no par value to par value); or

               (4) of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

               (5) of any Liquidation Event;

then the Corporation shall cause to be filed with the Transfer Agent for the Series D Preferred Stock, and shall cause to be mailed to the registered holders of the Series D Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least

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20 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined and a description of the cash, securities or other property to be received by such holders upon such dividend, distribution or granting of rights or warrants or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange or Liquidation Event is expected to become effective, the date as of which it is expected that holders of Series D Preferred Stock of record shall be entitled to exchange their shares of Series D Preferred Stock for securities or other property deliverable upon such exchange or Liquidation Event and the consideration, including securities or other property, to be received by such holders upon such exchange.

          (g) Other Changes in Conversion Price. If on or after the date of the First Put Option Notice and on or prior to the First Put Option Closing or on or after the date of the Second Put Option Notice and on or prior to the Second Put Option Closing, the outstanding shares of Common Stock shall be changed into a different number of shares by reason of any reclassification, recapitalization, split-up, issuance of rights or warrants, combination or exchange of shares, or any dividend payable in stock or other securities shall be declared thereon with a record date or effective date during either such period, or any similar event shall occur (any such action, a "Measurement Period Adjustment Event"), then the per share closing prices of Common Stock during either such Measurement Period, shall be adjusted to provide to the holder of Series D Preferred Stock the same economic effect as contemplated by Section 5(c) hereof prior to such Measurement Period Adjustment Event.

          (h)  ***

          (i)  ***

          (j) Ambiguities/Errors. The Board of Directors of the Corporation shall have the power to resolve any ambiguity (other than any determination of the holder's status as an Affiliate of the Corporation) or correct any error in the provisions relating to the convertibility of the Series D Preferred Stock, and its actions in so doing shall be final and conclusive.

          (k)  Further Adjustments to Conversion Price.

               (1)  Adjustment to Conversion Price to Prevent Dilution.

                    (A) Special Definitions. For purposes of this Section 5(k), the following definitions apply:

                    (i) "Options" shall mean rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (defined below).

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                    (ii) "Original Issue Date" shall mean the date on which a
share of the Series D Preferred Stock was first issued.

                    (iii) "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock and Series D Preferred Stock) or other securities convertible into or exchangeable for Common Stock.

                    (iv) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Section 5(k)(1)(C), deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock (or in the case of clause (II) below, Options to purchase Common Stock) issued or issuable:

                              (I) upon conversion of shares of Series D
Preferred Stock;
                              (II) to employees, consultants, officers or
directors of the Corporation pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors;

                              (III) as a dividend or distribution on Preferred
Stock; or
                              (IV) for which adjustment of the Conversion Price
is made pursuant to Section 5(k)(2).

                    (B) No Adjustment of Conversion Price. Any provision herein to the contrary notwithstanding, no adjustment in the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the Additional Shares of Common Stock are issued without consideration or the consideration per share (determined pursuant to Section 5(k)(1)(D)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the applicable Conversion Price.

                    (C) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or grant or, in case such a record date shall have been fixed, as of the close of business on such record date, provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

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                    (i) no further adjustments in the applicable Conversion
Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                    (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Price upon the original issue of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the applicable Conversion Price shall effect Common Stock previously issued upon conversion of the Series D Preferred Stock;

                    (iii) no further adjustments in the applicable Conversion Price shall be made upon the subsequent issue of Options or Convertible Securities that have previously, by their terms, expired or been redeemed by the Corporation;

                    (iv) no readjustment pursuant to clause (ii) or (iii) above shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date, or (y) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                    (D) Determination of Consideration. For purposes of this
Section 5(k)(1)(D), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                    (i)  Cash and Property: Such consideration shall:

                         (I) insofar as it consists of cash, be computed at the
aggregate amount of cash received or to be received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                         (II) insofar as it consists of property other than
cash, the Board of Directors shall promptly engage, at the Corporation's expense, an independent appraiser, which appraiser shall be acceptable to the holders of at least a majority of the shares of Series D Preferred Stock then outstanding, to determine the value of such property, except that the value of any security which is listed on any national securities exchange or quoted in the NASDAQ System or the over-the-counter market shall be based upon the average closing price of the security for the twenty (20) consecutive trading days immediately preceding the receipt of such property by the Corporation; and

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                         (III) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, shall be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors of the Corporation.

                    (ii) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(k)(1)(C), relating to Options and Convertible Securities shall be determined by dividing

                         (I) the total amount, if any, received or receivable by
the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                         (II) the maximum number of shares of Common Stock (as
set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

                    (2) Adjustment of Applicable Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event this Corporation, at any time after the Original Issue Date shall issue Additional Shares of Common Stock without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, the applicable Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the applicable Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the applicable Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Preferred Stock and all Convertible Securities had been fully converted into shares of Common Stock and any outstanding warrants, options or other rights for the purchase of shares of stock or convertible

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securities had been fully exercised (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

                    (3) Adjustments to Applicable Conversion Price for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that the Corporation at any time or from time to time after the Original Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the applicable Conversion Price as in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. For this purpose, in the event that the Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                    (4) Adjustments for Reclassification and Reorganization. If at any time after the Original Issue Date, any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of such Series D Preferred Stock, as the case may be, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the applicable Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                    (5) Mergers, Asset Sales and Extraordinary Transactions. If at any time after the Original Issue Date, in connection with any merger or consolidation of the Corporation with or into another corporation, or any sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is treated as a liquidation pursuant to Section 3(a)), each share of Series D Preferred Stock

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shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series D Preferred Stock would have been entitled upon such merger, consolidation, or asset sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions set forth in this Section 5 with respect to the rights and interests thereafter of the holders of the Series D Preferred Stock, to the end that the provisions set forth in Section 5 (including provisions with respect to change in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series D Preferred Stock.

                    (6) Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of the applicable Conversion Price pursuant to this Section 5(k), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the applicable Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series D Preferred Stock.

          (l) Ambiguities/Errors. If at any time conditions shall arise by reason of action taken by the Corporation which in the good faith opinion of the Board of Directors are not adequately covered by the other provisions of this
Section 5 and which might adversely affect the rights of the holders of the Series D Preferred Stock (different than or distinguished from the effect generally on the rights of holders of any class of the Corporation's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Corporation, the Corporation shall give written notice to the holders of Series D Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, briefly describing the action contemplated and the adverse effects of such action on the rights of the holders of the Series D Preferred Stock at least twenty (20) calendar days prior to the effective date of such action, and an appraiser mutually acceptable to the holders of the Series D Preferred Stock and the Corporation shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 5), of the Conversion Price (including if necessary, any adjustment as to the securities into which the Series D Preferred Stock may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the holders of the Series D Preferred Stock. The determination of the appraiser shall be final.

6.  Redemption.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

          (a) Right of Redemption. At any time after the issuance of the Series D Preferred Stock, the Corporation, at its option, may redeem shares of the Series D Preferred Stock for (A) cash at the Liquidation Price, (B) to the extent that resale of Common Stock by the holder of the Series D Preferred Stock is not restricted or limited by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or any applicable state securities laws, shares of Common Stock at the applicable Conversion Price or
(C) to the extent that resale of Common Stock by the holder of the Series D Preferred Stock is not restricted or limited by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder or any applicable state securities laws, any combination of payment in shares of Common Stock and cash, provided, however, that the Corporation shall not be entitled to deliver a Redemption Notice (other than for cash, in whole) at any time after the holder shall have issued a Conversion Notice and provided further that the Corporation may not redeem any shares of Series D Preferred Stock (other than for cash, in whole) if (i) the trading of the Common Stock (including the shares of Common Stock to be issued upon redemption) has been suspended by the SEC, the American Stock Exchange or Other Exchange or the Corporation has received any notice threatening to suspend the trading of, or delist, the Common Stock (including the shares of Common Stock to be issued upon redemption) from the American Stock Exchange or Other Exchange (ii) the shares of Common Stock to be issued upon redemption shall not have been approved for listing on the American Stock Exchange or Other Exchange, (iii) the issuance of the shares of Common Stock upon redemption would violate the shareholder approval requirements of the American Stock Exchange or Other Exchange and stockholder approval has not been obtained prior to redemption or (iv) any event described in Section 1003 of the American Stock Exchange Listing Standards Policies & Requirements (or any successor thereto) shall have occurred or is occurring or, if the Common Stock (including the shares of Common Stock to be issued upon redemption) are listed on an Other Exchange, any event which could reasonably result in delisting of the Common Stock (including the shares of Common Stock to be issued upon redemption) from such Other Exchange shall have occurred or is occurring.

          (b) Redemption Procedures. No greater than 30 nor fewer than 7 days prior to the date of any such redemption, notice by telecopier or first class mail, postage prepaid, shall be given to the holders of record of the Series D Preferred Stock to be redeemed (the "Redemption Notice"), addressed to such holders at their last addresses as shall appear upon the stock transfer books of the Corporation. Each such notice shall specify the date fixed for redemption, the place or places for surrender of shares of Series D Preferred Stock and the applicable Conversion Price pursuant to Section 5 and whether and to what extent the redemption shall be in shares of Common Stock, cash or any combination of the foregoing.

     Any notice which is sent as herein provided shall be conclusively presumed to have been duly given by the Corporation on the date the telecopy is transmitted and receipt acknowledged or, if mailed, on the date deposited in the mail, whether or not the holder of the Series D Preferred Stock receives such notice. On or after the date fixed for redemption (the "Take-Out Date") as stated in such notice, each holder of shares called to be redeemed shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice for

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

redemption. After receipt by the holders of the Series D Preferred Stock of Common Stock and/or cash issuable upon redemption thereof, all rights whatsoever with respect to the shares so called for redemption shall terminate.

          7. Outstanding Shares. For purposes of this Certificate of Designation, a share of Series D Preferred Stock, when issued, shall be deemed outstanding except (i) from the date of surrender of certificates evidencing shares of Series D Preferred Stock and receipt of Common Stock and/or cash, as applicable, upon conversion pursuant to Section 5 or redemption pursuant to
Section 6 and (ii) from the date of registration of transfer, all shares of Series D Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

          8. Status of Acquired Shares. Shares of Series D Preferred Stock received upon conversion or redemption pursuant to Section 5 or Section 6, respectively, or otherwise acquired by the Corporation will be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to class, and may thereafter be reissued and redesignated, but not as shares of Series D Preferred Stock.

          9. Preemptive Rights. The Series D Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

         10. Severability of Provisions. Whenever possible, each provision here of shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such changes as shall be necessary to render the provision in question effective and valid under applicable law.

         11. No Impairment. The Corporation shall not, by amendment of its Certificate of Incorporation, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designations and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series D Preferred Stock against impairment. Any successor to the Corporation shall agree in writing, as a condition to such succession, to carry out and observe the obligations of the Corporation hereunder with respect to the Preferred Stock.

         12. Definitions. As used in this Certificate of Designation, the following terms shall have the following meanings:

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

             (i) "Conversion Price" shall have the meaning set forth in
         Section 5(c).

             (ii) "Conversion Rate" shall have the meaning set forth in
         Section 5(c).

             (iii) "First Put Option Closing" shall mean the date on which the Corporation, at its option, sells Securities to Novartis Pharma AG or its assignee ("Novartis") for a purchase price of, at the Corporation's election, either (a) $20,000,000 in cash in U.S. dollars or (b) $10,000,000 in cash in U.S. dollars.

             (iv) ***

             (v) "Junior Stock" shall mean any class or series of capital stock of the Corporation which may be issued which, at the time of issuance, is not declared to be on a parity or senior to the Series D Preferred Stock as to dividends, rights upon liquidation, winding up and dissolution and voting rights.

             (vi) ***

             (vii) "Second Put Option Closing" shall mean, provided that the Corporation shall have elected to sell to Novartis such number of Securities as shall equal $10,000,000 pursuant to the First Put Option Notice, the date on which the Corporation shall sell to Novartis Securities for a purchase price of $10,000,000 in cash in U.S. dollars.

             (viii) ***

             (ix) "Securities" shall mean (i) the Corporation's 7% Subordinated Convertible Notes of the Corporation and/or (ii) the Series D Preferred Stock.

             (x) "Transfer Agent" shall mean the Corporation.

     FURTHER RESOLVED, that the Statement contained in the foregoing resolution creating and designating the Series D Convertible Redeemable Preferred Stock and fixing the number, limited powers and other rights and other distinguishing characteristics thereof shall be deemed to be included in and be a part of the Restated Certificate of Incorporation pursuant to the provisions of Sections 104 and 151 of the General Corporation Law of the State of Delaware.

CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

     IN WITNESS WHEREOF, the President and Chief Executive Officer of the Corporation, acting for and on behalf of the Corporation, has hereunto subscribed his name this ____ day of ___________, 200_.



                                    ORGANOGENESIS, INC.

                                    By:
                                       ------------------------
                                    Name:

                                    Title:

                                                                       EXHIBIT E


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of [__________, 200_], between Organogenesis, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and Novartis Pharma AG, a corporation organized under the laws of Switzerland ("Novartis", or individually and with its permitted successors and assigns, the "Investor"). This Agreement is made pursuant to the Securities Purchase Agreement, dated as [February __], 2001 among the Company and the Investor (the "Securities Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         WHEREAS, in order to induce the Company to enter into the Securities Purchase Agreement and to induce the Investor to invest funds in the Company pursuant to the Securities Purchase Agreement, the Investor and the Company hereby agree that this Agreement shall govern the rights of the Investor to cause the Company to register for resale the shares of Common Stock issuable to the Investor and certain other matters as set forth herein;

         NOW, THEREFORE, the parties hereto mutually agree as follows:

SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "Advice" shall have the meaning set forth in Section 3.

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "Control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "Affiliated," "Controlling" and "Controlled" have meanings correlative to the foregoing.

         "Business Day" shall mean any day, other than a Saturday, Sunday or one on which banks are authorized by law to close in New York, New York.

         "Closing(s)" shall have the meaning set forth in the Securities Purchase Agreement.

         "Closing Date(s)" shall have the meaning set forth in the Securities Purchase Agreement.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Company's Common Stock, par value $.01 per share, and any other common equities issued by the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or in replacement of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

         "Effectiveness Date" means the forty-fifth (45th) day following the applicable Filing Date.

         "Effectiveness Period" shall have the meaning set forth in Section
2(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Filing Date" means the tenth Business Day following any Closing Date if the Resale Registration Statement is not effective as of such Closing Date; provided, that, if the Resale Registration Statement is effective as of any Closing and subsequently the effectiveness of such Resale Registration Statement is suspended or otherwise withdrawn or limited by the Commission, the Filing Date shall mean the tenth Business Day following such action by the Commission.

         "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities including, without limitation, the Investor.

         "Indemnified Party" shall have the meaning set forth in Section 5(c).

         "Indemnifying Party" shall have the meaning set forth in Section 5(c).

         "Investor" has the meaning specified in the Introduction to this Agreement.

         "Losses" shall have the meaning set forth in Section 5(a).

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in the Registration Statement (or Resale Registration Statement, as the case may be) (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement (or Resale Registration Statement, as the case may be), and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement(s) by the Commission.

         "Registrable Securities" means shares of Common Stock held by the Investor at any time (it being understood that for the purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected) including, without limitation, the Underlying Shares issuable upon conversion or redemption (as applicable) of the Preferred Stock or the Convertible Notes shall be deemed Registrable Securities, whether or not such issuance has actually been effected.

         "Registration Statement" means the registration statements contemplated by Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Resale Registration Statement" means the registration statements contemplated by Section 2(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended.

SECTION 2. REGISTRATION. (a) Mandatory Registration. On or prior to the Filing
                             ----------------------
Date, the Company shall prepare and file with the Commission a Registration Statement covering all or any such portion of the Registrable Securities issued at the Closing and any other Registrable Securities beneficially owned by the Investor as the Investor shall specify by written notice given to the Company. The Registration Statement shall be on Form S-3 pursuant to Rule 415 of the Securities Act or any successor rule providing for the offering of securities on a continuous basis (except if otherwise directed by the Investor in accordance herewith or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 pursuant to Rule 415, then such registration shall be on any available form as determined by the Investor). The Company shall
(i) not permit any securities other than the Registrable Securities to be included in the Registration Statement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until the earlier of (A) the sale of all of the Registrable Securities included in such Registration Statement; or (B) such time as in the opinion of counsel to the Company (in form and substance reasonably satisfactory to the Investor) that all of the Registrable Securities included in such Registration Statement are eligible for resale pursuant to Rule 144(k) of the Securities Act (the "Effectiveness Period"); provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Investor not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective. If the Investor intends to distribute the Registrable Securities covered by the Registration Statement by means of an underwriting, the Investor shall promptly notify the Company.

         (b) Piggy-Back Registrations. If at any time after each Closing Date,
             ------------------------
the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Investor) any of its stock or other securities under the Securities Act in connection with the public offering of such securities other than (i) a registration relating solely to the sale of securities to current or former employees, officers, advisors, consultants or directors of the Company or any subsidiary of the Company pursuant to a stock purchase plan or stock option or stock awards approved by the Board of Directors of the Company, (ii) a registration on Form S-4 or any similar successor form or (iii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, the Company shall at such time, give the Investor written notice of its intention to effect such registration at least fifteen (15) days before the anticipated filing of any such registration statement of the Company. Upon the written request of the Investor given within ten (10) days after giving of such notice by the Company pursuant to the terms of this Agreement, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Securities the Investor requests to be registered. No rights to registration of Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder. Notwithstanding the foregoing, if the proposed offering under this Section 2(b) is to be effectuated through an underwritten public offering and if the managing underwriter shall advise the Company and the Holders of Registrable Securities in writing that, in its opinion, the inclusion of all of the Registrable Securities could materially adversely affect the offering, then the managing underwriter may elect to exclude all or such portion of such Registrable Securities from such offering; provided that the managing underwriter may only exclude any of the Registrable Securities to the same extent on a pro rata basis, that it excludes securities of other holders. The Company shall have the right to withdraw any such proposed registration statement, or to withdraw the same after the filing, but prior to the effective date thereof without thereby incurring any liability to the holders of Registrable Securities.

         (c) Resale Registration. If at any time prior to 60 days after delivery
             -------------------
of a Put Option Notice, in the good-faith reasonable judgement of the Investor, the public resale of the Registrable Securities to be issued at the Closing relating to such Put Option Notice by the Investor shall be restricted or limited (as to amount or timing) by the terms and conditions of the Securities Act and the rules and regulations promulgated thereunder (including, without limitation, by reason of the Holder's status as an Affiliate of the Company or the failure of the Company to effect the registration statement relating to the registered issuance of the Securities and/or the Underlying Shares to the Investor pursuant to Sections 7.5 and 9.5 of the Securities Purchase Agreement, and as a consequence of such failure, the Registrable Securities to be issued at the Closing relating to such Put Option Notice will not be freely tradeable by the Investor) as of such Closing, then, upon request of the Investor, the Company shall promptly file a registration statement on Form S-3 (the "Resale Registration Statement") pursuant to Rule 415 of the Securities Act or any successor rule providing for the offering of securities on a continuous basis (except if otherwise directed by the Investor in accordance herewith or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 pursuant to Rule 415, then such registration shall be on any available form as determined by the Investor) registering the resale of the Registrable Securities to be issued at the Closing relating to such Put Option Notice by the Investor. The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Resale Registration Statement and (ii) use it best efforts to cause the Resale Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Closing Date, and to keep such Resale Registration Statement continuously effective under the Securities Act until the earlier of
(A) the sale of all of the Registrable Securities included in such Resale Registration Statement or (B) the expiration of the Effectiveness Period. If the Investor intends to distribute the Registrable Securities covered by the Resale Registration Statement by means of an underwriting, the Investor shall promptly notify the Company.

         (d) Liquidated Damages. If the Registration Statement referred to in
             ------------------
Section 2(a) is not filed on or before the Filing Date or is not declared effective on or before the Effectiveness Date, the Conversion Price of the Convertible Notes shall be decreased as provided in Section 5.4 of the 7% Subordinated Convertible Notes.

3. REGISTRATION PROCEDURES. In connection with the Company's registration obligations pursuant to Section 2(a) or Section 2(c) of this Agreement, the Company shall:

         (a) Prepare and file with the Commission on or prior to the Filing Date (or if registration is to be made pursuant to Section 2(c) as promptly as practicable after the Investor request for such filing), a Registration Statement (or Resale Registration Statement, as the case may be) in accordance with the method or methods of distribution thereof as specified by the Investor, and cause the Registration Statement (or Resale Registration Statement, as the case may be) to become effective as soon as possible, but in no event later than the Effectiveness Date (or if registration is to be made pursuant to Section 2(c), the applicable Closing Date), and to remain effective as provided herein; provided, however, that not less than seven (7) Business Days prior to the
-----------------
filing of the Registration Statement (or Resale Registration Statement, as the case may be) or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Investor copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Investor and its counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to the Investor, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement (or Resale Registration Statement, as the case may be) or any such Prospectus or any amendments or supplements thereto to which the Investor or its counsel, shall reasonably object in writing within five (5) Business Days of their receipt thereof.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement (or Resale Registration Statement, as the case may be) as may be necessary to keep the Registration Statement (or Resale Registration Statement, as the case may be) continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional registration statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement (or Resale Registration Statement, as the case may be) or any amendment thereto and promptly provide the Investor true and complete copies of all correspondence from and to the Commission relating to the Registration Statement (or Resale Registration Statement, as the case may be); and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement (or Resale Registration Statement, as the case may be) during the applicable period in accordance with the intended methods of disposition by the Investor thereof set forth in the Registration Statement (or Resale Registration Statement, as the case may be) as so amended or in such Prospectus as so supplemented.

         (c) Notify the Investor and its counsel immediately (and, in the case of (c)(i)(A) below, not less than five (5) Business Days prior to such filing) and (if requested by the Investor) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement (or Resale Registration Statement, as the case may be) is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement (or Resale Registration Statement, as the case may be) and whenever the Commission comments in writing on such Registration Statement (or Resale Registration Statement, as the case may be) and (C) with respect to the Registration Statement (or Resale Registration Statement, as the case may be) or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement (or Resale Registration Statement, as the case may be) or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement (or Resale Registration Statement, as the case may be) covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;
(iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement (or Resale Registration Statement, as the case may be) or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement (or Resale Registration Statement, as the case may be), Prospectus or other documents so that, in the case of the Registration Statement (or Resale Registration Statement, as the case may be) or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (d) Use its best efforts to prevent the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement (or Resale Registration Statement, as the case may be) or
(ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

         (e) Furnish to each of the Investor and its counsel, without charge, at least one conformed copy of the Registration Statement (or Resale Registration Statement, as the case may be) and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

         (f) Promptly deliver to the Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Investor may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Investor in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

         (g) Use its best efforts to register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Investor or, in the case of an underwritten public offering, the managing underwriter shall request in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement (or Resale Registration Statement, as the case may be); provided, however, that the Company
                                             -----------------
shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

         (h) Cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement (or Resale Registration Statement, as the case may be), which certificates shall be free of all restrictive legends (other than legends relating to the existence of any shareholder rights or similar agreement then in effect to which the Investor is a party and which legend appears on all other certificates for the Company's Common Stock), and to enable such Registrable Securities to be in such denominations and registered in such name as the Investor may request at least two Business Days prior to any sale of Registrable Securities.

         (i) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement (or Resale Registration Statement, as the case may be) or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement (or Resale Registration Statement, as the case may be) nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (j) If a requested registration pursuant to Section 2(a) or 2(c) hereof involves an underwritten public offering, then the managing underwriter shall be chosen by the Investor, with the approval of the Company (which approval shall not be unreasonably withheld). The Company shall promptly enter into an underwriting agreement with the Investor's proposed underwriter(s) in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter(s) and companies of the Company's size and investment stature. The Company shall require all other holders of Registrable Securities, if any, who are entitled to participate in any such registration to sign the underwriting agreement and the Company shall condition such Holder's participation in such underwritten public offering on the fulfillment of this condition. The Company shall furnish on the date that the Registrable Shares are delivered to the underwriters for sale pursuant to such registration (x) an opinion of counsel covering those legal matters that are customary for such an underwriting and (y) a letter dated as of the date thereof from an independent public accountant covering those accounting matters that are customary for such an underwriting.

         (k) Use its best efforts to cause all Registrable Securities covered by such Registration Statement (or Resale Registration Statement, as the case may be) to be listed on the American Stock Exchange or Other Exchange pursuant to terms of the Securities Purchase Agreement.

         (l) Make available for inspection by the Investor, a representative of the Investor and an attorney or accountant retained by the Investor or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by the Investor, its attorney or accountant in connection with the Registration Statement (or Resale Registration Statement, as the case may be); provided, however, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall not be available to such Persons unless and until such Persons shall have entered into a customary confidentiality agreement with the Company with respect thereto.

         (m) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration

Statement (or Resale Registration Statement, as the case may be), which statement shall cover said 12-month period, or such shorter periods as is consistent with the requirements of Rule 158.

          (n) The Company may require the Investor to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement (or Resale Registration Statement, as the case may be) and the Company may exclude from registration the Registrable Securities should the Investor unreasonably fail to furnish such information within a reasonable time after receiving such request.

          (o) If the Registration Statement (or Resale Registration Statement, as the case may be) refers to the Investor by name or otherwise as the holder of any securities of the Company, then the Investor shall have the right to require (if such reference to the Investor by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to the Investor in any amendment or supplement to the Registration Statement (or Resale Registration Statement, as the case may be) filed or prepared subsequent to the time that such reference ceases to be required.

         The Investor agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(v) or 3(c)(vi), the Investor shall forthwith discontinue disposition of such Registrable Securities until the Investor's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement (or Resale Registration Statement, as the case may be) contemplated by Section 3(b) and/or 3(f), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (or Resale Registration Statement, as the case may be).

         Notwithstanding anything to the contrary in this Section 3, if, after the Registration Statement (or Resale Registration Statement, as the case may
be) becomes effective, the Board of Directors of the Company, acting in good faith, determines there is a reasonable likelihood that disclosure in the Prospectus, or any other action taken in connection with such prospectus, would interfere in any material respect with any financing (other than through the sale of securities), acquisition, merger, consolidation, tender offer or any similar transaction that would require disclosure pursuant to the Exchange Act, then the Company shall have the right to defer filing for the period (the "Grace Period") during which such disclosure would materially and adversely interfere with such transaction; provided, that (x) the Company shall promptly notify the
                       --------
Investor in writing of the existence of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and
(y) notify the Investor in writing of the date on which the Grace Period will end; and, provided further that (A) the Company may not defer the filing for a
          ----------------
period of more than 30 days, (B) the Company shall not defer its obligation in this manner more than once in any twelve-month period, (C) the Company shall delay during any such period the filing or effectiveness of any other registration statement required pursuant to the registration rights of the holders of any other securities and (D) during such period the sale of shares by officers and directors of the Company shall be prohibited in accordance with the Company's insider trading policy. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investor receives the notice referred to in clause (x) of this paragraph and shall end on and include the date the Investor receives the notice referred to in clause (y) of this paragraph.

4. REGISTRATION EXPENSES. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company and whether or not the Registration Statement (or Resale Registration Statement, as the case may be) is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement (or Resale Registration Statement, as the case may be). The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration, qualification and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The American Stock Exchange and each Other Exchange on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) escrow fees, (iv) fees and disbursements of counsel for the Company, (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement including the reasonable fees and expenses of one special counsel for the Investor. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any Other Exchange as required hereunder. Any fees of counsel to the Investor, except those otherwise covered by this paragraph, shall be borne by the Investor.

5. INDEMNIFICATION.

         (a) Indemnification by the Company. The Company shall, notwithstanding
             ------------------------------
any termination of this Agreement, indemnify and hold harmless the Investor, its officers, directors, agents and employees, each Person who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, reasonable costs (including, without limitation, attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement (or Resale Registration Statement, as the case may be), any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, preliminary prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Investor furnished in writing to the Company by or on behalf of the Investor expressly for use therein. The Company shall notify the Investor promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

         (b) Indemnification by the Investor. The Investor shall indemnify and
             -------------------------------
hold harmless the Company, its officers, directors, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement (or Resale Registration Statement, as the case may be), any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Investor to the Company specifically for inclusion in the Registration Statement (or Resale Registration Statement, as the case may be) or such Prospectus. In no event shall the liability of the Investor hereunder be greater in amount than the dollar amount of the gross proceeds received by the Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be
             --------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to participate in, and to the extent the Indemnifying Party so desires, to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 30 days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally determined that such Indemnified Party is not entitled to indemnification hereunder).

         (d) Contribution. If a claim for indemnification under Section 5(a) or
             ------------
5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), each Investor shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Investor from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. RULE 144. The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder in a timely manner. The Company further covenants that it will take such further action and provide any information as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 of the Securities Act or any similar rule or regulation hereafter adopted by the Commission and (ii) Rule 144A of the Securities Act or any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Investor, the Company shall deliver to the Investor a written certification of a duly authorized officer as to whether it has complied with such requirements.

7. MISCELLANEOUS.

         (a) Remedies. In the event of a breach by the Company or by the
             --------
Investor, of any of their obligations under this Agreement, the Investor or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Investor agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. Neither the Company nor any of its
             --------------------------
subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor in this Agreement or otherwise conflicts with the provisions hereof. Except as described herein, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person.

         (c) No Piggyback on Registrations. Except as set forth herein, neither
             -----------------------------
the Company nor any of its security holders (other than the Investor hereto) may include securities of the Company in the Registration Statement (or Resale Registration Statement, as the case may be) other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its securityholders.

         (d) Amendments and Waivers. The provisions of this Agreement may not be
             ----------------------
amended or waived without the express written consent of the Investor.

         (e) Notices. Unless otherwise provided, all notices, requests, consents
             -------
and other communications hereunder to any party shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or duly sent by first class registered or certified mail, or other courier service, postage prepaid, or telecopied with a confirmation copy by regular mail, and addressed or telecopied to the party to be notified at the address or telecopier number indicated for such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressees to the addressor listing all parties:

         To the Company:                    Organogenesis, Inc.
                                            150 Dan Road
                                            Canton, Massachusetts   02021
                                            Attention:  Chief Financial Officer
                                            Fax:  (781) 575-6570

         With a copy (which                 Kramer Levin Naftalis & Frankel LLP
         shall not constitute               919 Third Avenue
         notice) to:                        New York, New York  10022
                                            Attention:  Ezra G. Levin, Esq.
                                            Fax:  (212) 715-8227


         To the Investor:                   Novartis Pharma AG
                                            Lichtstrasse 35
                                            CH-4002 Basel
                                            Switzerland
                                            Attention:  Joseph E. Mamie
                                            Fax:  41 61 324 81 11


         With a copy to:                    Jeff Benjamin, Esq.
                                            Vice President and Associate General
                                              Counsel
                                            Novartis Corporation
                                            608 Fifth Avenue
                                            New York, New York  10020
                                            Fax:  (212)830-2495

         and

                                            Morton A. Pierce, Esq.
                                            Dewey Ballantine LLP
                                            1301 Avenue of the Americas
                                            New York, New York  10019
                                            Fax:  (212) 259-6333

         All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of mailing, on the seventh Business Day following the date of such mailing; and (c) in the case of facsimile transmission, when confirmed by facsimile machine report.

         (f) Successors and Assigns. This Agreement shall inure to the benefit
             ----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Investor. The Company may not assign its rights or obligations hereunder without the prior written consent of the Investor.

         (g) Assignment of Registration Rights. The rights of the Investor
             ---------------------------------
hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by the Investor to any assignee or transferee of all or a portion of the Convertible Notes, the Preferred Stock or the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such proposed transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned and (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing to be bound by all of the provisions of this Agreement. The rights to assignment shall apply to the Investor (and to subsequent) successors and assigns.

         (h) Counterparts. This Agreement may be executed in any number of
             ------------
counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         (i) Governing Law. This Agreement shall be governed by and construed
             -------------
under the laws of the State of New York (without regard to the conflict of law principles thereof). Each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional purposes, in the Supreme Court of the State of New York.

         j) Cumulative Remedies. The remedies provided herein are cumulative and
            -------------------
not exclusive of any remedies provided by law.

         k) Severability. If any term, provision, covenant or restriction of
            ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         l) Headings. The headings in this Agreement are for convenience of
            --------
reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties have executed this REGISTRATION RIGHTS AGREEMENT as of the date first written above.

                                         ORGANOGENESIS, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         NOVARTIS PHARMA AG

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



                                         NOVARTIS PHARMA AG

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------